SEC. File Nos. 2-47749
               811-2333

                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                      FORM N-1A
                              Registration Statement
                                       Under
                             the Securities Act of 1933
                          Post-Effective Amendment No.  49
                                        and
                             Registration Statement
                                       Under
                         The Investment Company Act of 1940
                               Amendment No.  32

                             NEW PERSPECTIVE FUND, INC.
                 (Exact Name of Registrant as specified in charter)
                               333 South Hope Street
                           Los Angeles, California 90071
                       (Address of principal executive offices)

                 Registrant's telephone number, including area code:
                                 (213) 486-9200


                                Vincent P. Corti
                    Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                          MICHAEL  J. FAIRCLOUGH, ESQ.
                              O'Melveny & Myers LLP
                              400 South Hope Street
                          Los Angeles, California  90071
                           (Counsel for the Registrant)

                   Approximate date of proposed public offering:
It is proposed that this filing become effective on December 1, 1998, pursuant to paragraph (b) of rule 485.


                            NEW PERSPECTIVE FUND, INC.
                               CROSS REFERENCE SHEET


        Item Number of                                       Captions in Prospectus (Part "A")
        Part "A" of Form N-1A

1.      Front and Back Cover Pages                           Front and Back Cover Pages

2.      Risk/Return Summary:  Investments, Risks

        and Performance                                      Risk/Return Summary

3.      Risk/Return Summary:  Fee Table                      Risk/Return Summary

4.      Investment Objectives, Principal Investment

        Strategies, and Related Risks                        Investment Objectives, Strategies
                                                             and Risks

5.      Management's Discussion of Fund Performance          N/A

6.      Management, Organization, and Capital                Management and Organization
        Structure

7.      Shareholder Information                              Shareholder Information

8.      Distribution Arrangements                            Distribution Arrangements

9.      Financial Highlights Information                     Financial Highlights



        ITEM NUMBER OF                                       CAPTIONS IN STATEMENT OF
        PART "B" OF FORM N-1A                                ADDITIONAL INFORMATION (PART "B")

10.     Cover Page and Table of                              Cover Page and Table of Contents
        Contents

11.     Fund History                                         Fund Organization

12.     Description of the Fund and                          Fund Organization; Investment
        its Investments and Risks                            Restrictions; Certain Investment
                                                             Limitations; Description of Securities
                                                             and Investment Techniques

13.     Management of the Fund                               Management; Fund Directors and Officers

14.     Control Persons and Principal                        N/A
        Holders of Securities

15.     Investment Advisory and Other                        Management; General Information; Fund
        Services                                             Directors and Officers

16.     Brokerage Allocation and Other                       Management; Execution of Portfolio
        Practices                                            Transactions

17.     Capital Stock and Other Securities                   None

18.     Purchase, Redemption and Pricing of Shares           Purchase of Shares; Selling Shares;
                                                             Shareholder Account Services and
                                                             Privileges; General Information

19.     Taxation of the Fund                                 Dividends, Distributions and Federal
                                                             Taxes

20.     Underwriters                                         Management

21.     Calculation of Performance Data                      Investment Results and Related
                                                             Statistics

22.     Financial Statements                                 Financial Statements



        ITEM IN PART "C"

23.     Exhibits

24.     Persons Controlled by or under Common Control with the Fund

25.     Indemnification

26.     Business and Other Connections of the Investment Adviser

27.     Principal Underwriters

28.     Location of Accounts and Records

29.     Management Services

30.     Undertakings

        Signature Page


--------------------------------------------------------------------------------
                            NEW PERSPECTIVE FUND(r)
                                   PROSPECTUS

                                DECEMBER 1, 1998

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NEW PERSPECTIVE FUND, INC.

333 South Hope Street
Los Angeles, CA 90071

TICKER SYMBOL: ANWPX NEWSPAPER ABBREV.: N Per FUND NO.: 07

-------------------------------------------------------------------

TABLE OF CONTENTS

Risk/Return Summary                                                     2
 ........................................................................
Fees and Expenses of the Fund                                           5
 ........................................................................
Investment Objectives, Strategies and Risks                             6
 ........................................................................
Important Recent Developments                                           8
 ........................................................................
Management and Organization                                             9
 ........................................................................
Shareholder Information                                                11
 ........................................................................
Purchase and Exchange of Shares                                        12
 ........................................................................
Distribution Arrangements                                              16
 ........................................................................
Financial Highlights                                                   17

-------------------------------------------------------------------

07-010-1298/MC                          NEW PERSPECTIVE FUND / PROSPECTUS      1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

The fund seeks to make your investment grow over time by investing in stocks of companies located around the world. Providing you with future income is a secondary objective.

The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to certain events, such as changes in markets or economies. In addition, the prices of equity securities held by the fund may be affected by events specifically involving the issuers of these securities.

Although all securities in the fund's portfolio, including U.S. securities, may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

2     NEW PERSPECTIVE FUND / PROSPECTUS

INVESTMENT RESULTS

The following information illustrates how the fund's results may vary:

  Here are the fund's results calculated without a sales charge on a CALENDAR YEAR basis. (If a sales charge were included, results would be lower.)


88            10.39%
89            25.91%
90            -2.08%
91            22.64%
92             3.98%
93            26.98%
94             2.97%
95            20.43%
96            17.28%
97            14.98%

  THE FUND'S YEAR-TO-DATE RETURN FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 WAS 6.45%.

The fund's highest/lowest QUARTERLY results during this time period were:

X  HIGHEST    11.96% (quarter ended June 30, 1997)

X  LOWEST    -14.04% (quarter ended September 30, 1990)

                                        NEW PERSPECTIVE FUND / PROSPECTUS      3

For periods ended December 31, 1997:

                                           THE FUND WITH
                                              MAXIMUM           MSCI        MSCI
AVERAGE ANNUAL                              SALES CHARGE       WORLD        USA
TOTAL RETURN                                DEDUCTED(1)       INDEX(2)    INDEX(3)
-----------------------------------------------------------------------------------
One Year                                       8.36%          16.23%      34.09%
 ..................................................................................
Five Years                                    14.88%          15.88%      20.88%
 ..................................................................................
Ten Years                                     13.26%          11.14%      18.42%
 ..................................................................................
Lifetime(4)                                   14.48%          11.83%      12.99%

(1) THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA WHICH REQUIRES THAT THE MAXIMUM SALES CHARGE OF 5.75% BE DEDUCTED. RESULTS WOULD BE HIGHER IF THEY WERE CALCULATED AT NET ASSET VALUE.

(2) MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX MEASURES 23 MAJOR STOCK MARKETS THROUGHOUT THE WORLD, INCLUDING THE U.S. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(3) MORGAN STANLEY CAPITAL INTERNATIONAL USA INDEX MEASURES THE U.S. PORTION OF THE WORLD MARKET. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(4) THE FUND BEGAN INVESTMENT OPERATIONS ON MARCH 13, 1973.

These results illustrate the potential fluctuations in the fund's results over shorter periods of time. In addition, past results are not an indication of future results.

4   NEW PERSPECTIVE FUND / PROSPECTUS

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------
Maximum sales charge imposed on
purchases
(AS A PERCENTAGE OF OFFERING PRICE)         5.75%(1)
 ................................................
Maximum sales charge imposed on
reinvested dividends                           0%
 ................................................
Maximum deferred sales charge                (20%)
 ................................................
Redemption or exchange fees                    0%

(1) SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES.

(2) A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES ON CERTAIN REDEMPTIONS MADE WITHIN 12 MONTHS FOLLOWING ANY PURCHASES YOU MADE WITHOUT A SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

---------------------------------------------
Management Fees                         0.41%
 ............................................
Service (12b-1) Fees                    0.23%*
 ............................................
Other Expenses                          0.13%
 ............................................
Total Annual Fund Operating Expenses    0.77%

 *12b-1 EXPENSES MAY NOT EXCEED 0.25% OF THE FUND'S AVERAGE NET ASSETS ANNUALLY.

EXAMPLE

This Example is intended to help you compare the costs of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------
One year                                   $649
 ..............................................
Three years                                $807
 ..............................................
Five years                                 $978
 ..............................................
Ten years                                $1,474

                                        NEW PERSPECTIVE FUND / PROSPECTUS      5

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The fund's primary investment objective is to provide you with long-term growth of capital. Future income is a secondary objective. It invests primarily in common stocks, including growth-oriented stocks, on a global basis to take advantage of investment opportunities generated by changes in international trade patterns and economic and political relationships.

The prices of equity securities held by the fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss. In addition, the value of non-U.S. securities can decline in response to various factors including currency fluctuations, political, social and economic instability, differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions.

The fund may also invest in cash and cash equivalents, for example, in response to abnormal market conditions. The extent of the fund's cash position will depend on market conditions, fund purchases and redemptions, and other factors. This may detract from achievement of the fund's objectives over the short-term or it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities.

6     NEW PERSPECTIVE FUND / PROSPECTUS

   THE FOLLOWING CHART ILLUSTRATES THE INDUSTRY MIX OF THE FUND'S INVESTMENT PORTFOLIO AS OF THE END OF THE FUND'S FISCAL YEAR, SEPTEMBER 30, 1998.
[begin pie chart]

   LARGEST INDUSTRY HOLDINGS
   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  Telecommunications         12.25%
  Health & Personal Care     10.92%
  Broadcasting & Pub-
  lishing                     7.11%
  Electrical & Electron-
  ics                         6.00%
  Electronic Components       4.15%
  Other Industries           43.87%
  Cash and Equivalents       15.70%

[end pie chart]

                                PERCENT OF
PERCENT INVESTED BY COUNTRY     NET ASSETS
------------------------------------------
ASIA/PACIFIC RIM                    8.7%
  Japan                             5.0
  Australia                         2.6
  Hong Kong                          .7
  New Zealand                        .3
  South Korea                        .1
 .........................................
EUROPE                             32.5%
  United Kingdom                    6.7
  France                            5.8
  Germany                           5.1
  Sweden                            3.7
  Netherlands                       2.9
  Switzerland                       2.5
  Finland                           2.2
  Spain                             1.6
  Italy                             1.1
  Denmark                            .6
  Norway                             .2
  Luxembourg                         .1
 .........................................
NORTH AMERICA                      40.3%
  United States                    34.3
  Canada                            4.9
  Mexico                            1.1
 .........................................
OTHER                               2.8%
 .........................................

TEN LARGEST INDIVIDUAL          PERCENT OF
HOLDINGS                        NET ASSETS
------------------------------------------
Pfizer                              2.9%
 .........................................
Time Warner                         2.6
 .........................................
Philip Morris                       2.4
 .........................................
Astra                               2.1
 .........................................
Viacom                              2.0
 .........................................
Nokia                               2.0
 .........................................
Mannesmann                          2.0
 .........................................
Novartis                            1.8
 .........................................
Telefonica                          1.5
 .........................................
Micron Technology                   1.3
 .........................................

    BECAUSE THE FUND IS ACTIVELY MANAGED, ITS HOLDINGS WILL CHANGE FROM TIME TO TIME.

                                        NEW PERSPECTIVE FUND / PROSPECTUS      7

-------------------------------------------------------------------

IMPORTANT RECENT DEVELOPMENTS

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

EURO INTRODUCTION

On January 1, 1999, the European Union will introduce a single European currency, the Euro. The first group of countries that will begin to convert their currencies to the Euro include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The expected introduction of the Euro presents unique uncertainties, including: whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro. The fund understands that the investment adviser and other key service providers are taking steps to address Euro-related issues.

8     NEW PERSPECTIVE FUND / PROSPECTUS

-------------------------------------------------------------------

MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for New Perspective Fund are listed on the following page.

                                        NEW PERSPECTIVE FUND / PROSPECTUS      9

                                                                                                  APPROXIMATE YEARS OF
                                                                                                    EXPERIENCE AS AN
                                                                                                 INVESTMENT PROFESSIONAL
                                                                                                   (INCLUDING THE LAST
                                                                                                       FIVE YEARS)
                                                                                                WITH CAPITAL
                                                                    YEARS OF EXPERIENCE AS      RESEARCH AND
                                                                   PORTFOLIO COUNSELOR FOR       MANAGEMENT
   PORTFOLIO COUNSELORS FOR                                          NEW PERSPECTIVE FUND        COMPANY OR
     NEW PERSPECTIVE FUND              PRIMARY TITLE(S)                 (APPROXIMATE)            AFFILIATES   TOTAL YEARS
-------------------------------------------------------------------------------------------------------------------------
WILLIAM R. GRIMSLEY             Senior Vice President of the    26 years (since the fund began  29 years      36 years
                                fund. Senior Vice President     operations)
                                and Director, Capital Research
                                and Management Company
-------------------------------------------------------------------------------------------------------------------------
GREGG E. IRELAND                Senior Vice President of the    6 years (plus 7 years as a      26 years      26 years
                                fund. Senior Vice President,    research professional prior to
                                Capital Research and            becoming a portfolio counselor
                                Management Company              for the fund)
-------------------------------------------------------------------------------------------------------------------------
THIERRY VANDEVENTER             Senior Vice President of the    20 years (plus 5 years as a     35 years      35 years
                                fund. Director,                 research professional prior to
                                Capital Research and            becoming a portfolio counselor
                                Management Company              for the fund)
-------------------------------------------------------------------------------------------------------------------------
MARK E. DENNING                 Director, Capital Research and  6 years (plus 4 years as a      16 years      16 years
                                Management Company              research professional prior to
                                                                becoming a portfolio counselor
                                                                for the fund)
-------------------------------------------------------------------------------------------------------------------------
WILLIAM C. NEWTON               Senior Partner,                 26 years (since the fund began  39 years      46 years
                                The Capital Group Partners      operations)
                                L.P.*
-------------------------------------------------------------------------------------------------------------------------

    THE FUND BEGAN INVESTMENT OPERATIONS ON MARCH 13, 1973.

   * COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY

10     NEW PERSPECTIVE FUND / PROSPECTUS

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180
                                     [MAP]

  WESTERN SERVICE       WESTERN CENTRAL       EASTERN CENTRAL       EASTERN SERVICE
  CENTER                SERVICE CENTER        SERVICE CENTER        CENTER
  American Funds        American Funds        American Funds        American Funds
  Service Company       Service Company       Service Company       Service Company
  P.O. Box 2205         P.O. Box 659522       P.O. Box 6007         P.O. Box 2280
  Brea, California      San Antonio, Texas    Indianapolis,         Norfolk, Virginia
  92822-2205            78265-9522            Indiana               23501-2280
  Fax: 714/671-7080     Fax: 210/474-4050     46206-6007            Fax: 757/670-4773
                                              Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

YOU MAY INVEST IN THE FUND THROUGH VARIOUS RETIREMENT PLANS. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/trustee or dealer.

                                       NEW PERSPECTIVE FUND / PROSPECTUS      11

--------------------------------------------------------------------------------

PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS

------------------------------------------------------------------
To establish an account                                       $250
  For a retirement plan account                               $250
  For a retirement plan account through payroll deduction     $ 25
To add to an account                                          $ 50
  For a retirement plan account through payroll deduction     $ 25

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 pm New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

12     NEW PERSPECTIVE FUND / PROSPECTUS

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                                SALES CHARGE AS A PERCENTAGE OF
                                               .................................
                                                                        NET            DEALER CONCESSION
                                                 OFFERING             AMOUNT                AS % OF
INVESTMENT                                         PRICE             INVESTED           OFFERING PRICE
--------------------------------------------------------------------------------------------------------
Less than $50,000                                      5.75%               6.10%             5.00%
 .......................................................................................................
$50,000 but less than $100,000                         4.50%               4.71%             3.75%
 .......................................................................................................
$100,000 but less than $250,000                        3.50%               3.63%             2.75%
 .......................................................................................................
$250,000 but less than $500,000                        2.50%               2.56%             2.00%
 .......................................................................................................
$500,000 but less $1 million                           2.00%               2.04%             1.60%
 .......................................................................................................
$1 million or more and certain other
investments described below                        see below           see below               see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

                                       NEW PERSPECTIVE FUND / PROSPECTUS      13

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee, as a percentage of average net assets, paid by the fund for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  SHARES HELD FOR YOU IN YOUR DEALER'S NAME MUST BE SOLD THROUGH THE DEALER.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s)

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

14     NEW PERSPECTIVE FUND / PROSPECTUS

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE-REGISTERED TRADEMARK- OR AMERICAN FUNDSLINE
  ONLINE-REGISTERED TRADEMARK-:

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

                                       NEW PERSPECTIVE FUND / PROSPECTUS      15

-------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in December. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

16     NEW PERSPECTIVE FUND / PROSPECTUS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                  YEARS ENDED SEPTEMBER 30
                                         ...............................................
                                          1998     1997     1996     1995     1994
                                         -------------------------------------------
Net asset value,
beginning of period                        $21.86  $17.77   $16.98   $15.40   $14.21
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net investment income                        .27     .29     .32      .31        .22
 ...................................................................................
Net gains or losses on securities (both
realized and unrealized)                     (.11)    4.81    1.40     2.35     1.54
------------------------------------------------------------------------------------
Total from investment operations                .16    5.10    1.72    2.66     1.76
------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net investment income)       (.31)   (.323)  (.321)  (.237)  (.173)
 ...................................................................................
Dividends (from net realized non-U.S.
currency gains)(1)                            --     (.007)  (.009)  (.003)  (.027)
 ...................................................................................
Distributions (from capital gains)          (1.21)   (.680)  (.600)  (.840)  (.370)
 ...................................................................................
Total distributions                         (1.52)   (1.01)  (.93)   (1.08)  (.57)
------------------------------------------------------------------------------------
Net asset value, end of period             $20.50  $21.86   $17.77   $16.98   $15.40
------------------------------------------------------------------------------------
Total return(2)                              1.23%  29.97%  10.64%   18.63%   12.61%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                $17,707  $16,956  $11,688   $8,817   $6,279
 ...................................................................................
Ratio of expenses to average net assets     .77%    .79%     .82%      .83%     .84%
 ...................................................................................
Ratio of net income to average net
assets                                       1.27%    1.56%    2.00%    2.12%  1.48%
 ...................................................................................
Portfolio turnover rate                     29.71%   25.68%   18.12%   22.40% 25.33%

1 REALIZED NON-U.S. CURRENCY GAINS ARE TREATED AS ORDINARY INCOME FOR FEDERAL
  INCOME TAX PURPOSES.

2 EXCLUDES MAXIMUM SALES CHARGE OF 5.75%.

                                       NEW PERSPECTIVE FUND / PROSPECTUS      17

--------------------------------------------------------------------------------

NOTES

18     NEW PERSPECTIVE FUND / PROSPECTUS

-------------------------------------------------------------------

NOTES

                                       NEW PERSPECTIVE FUND / PROSPECTUS      19

-------------------------------------------------------------------

NOTES

20     NEW PERSPECTIVE FUND / PROSPECTUS

-------------------------------------------------------------------

NOTES

                                       NEW PERSPECTIVE FUND / PROSPECTUS      21

FOR SHAREHOLDER       FOR RETIREMENT PLAN   FOR DEALER
SERVICES              SERVICES              SERVICES
American Funds        Call your employer    American Funds
Service Company       or plan               Distributors
800/421-0180          administrator         800/421-9900 ext.11
                      FOR 24-HOUR INFORMATION

American                    American Funds
FundsLine-Registered        Internet Web site
Trademark-                  http://www.americanfunds.com
800/325-3590

  Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
  ------------------------------------------------------------------

  MULTIPLE TRANSLATIONS

  This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
  ------------------------------------------------------------------

  OTHER FUND INFORMATION

  ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
  Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

  STATEMENT OF ADDITIONAL INFORMATION (SAI)
  Contains more detailed information on all aspects of the fund, including the fund's financial statements.

  A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

  CODE OF ETHICS
  Includes a description of the fund's personal investing policy.

  To request a free copy of any of the documents above:

Call American Funds     or      Write to the Secretary of the
Service Company                 fund
800/421-0180 ext.1              333 South Hope Street
                                Los Angeles, California 90071

   Investment Company File No. 811-2333      [LOGO] Printed on recycled paper

                            NEW PERSPECTIVE FUND, INC.
                                    Part B
                        Statement of Additional Information
                                DECEMBER 1, 1998

This document is not a prospectus but should be read in conjunction with the current prospectus of New Perspective Fund, Inc. (the fund or NPF) dated December 1, 1998. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                            New Perspective Fund, Inc.
                              Attention:  Secretary
                              333 South Hope Street
                              Los Angeles, CA  90071
                                  (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.



                               TABLE OF CONTENTS

Item                                                              Page No.

Description of Certain Securities and Investment Techniques       2

Investment Restrictions                                           4

Fund Organization                                                 6


Fund Directors and Officers                                       7

Advisory Board Members                                            12

Management                                                        16

Dividends, Distributions and Federal Taxes                        18

Purchase of Shares                                                22

Selling Shares                                                    28

Shareholder Account Services and Privileges                       30

Execution of Portfolio Transactions                               32

General Information                                               33

Investment Results and Related Statistics                         34

Description of Bond Ratings                                       39

Financial Statements                                              Attached



            DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE PROSPECTUS UNDER "INVESTMENT OBJECTIVES, STRATEGIES AND RISKS."

   EQUITY SECURITIES -- Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

INVESTMENTS IN LOWER RATED BONDS -- Although the fund has no current intention of investing in such securities (at least for the next 12 months), it may invest up to 10% of it's assets in lower rated straight debt securities (securities rated Baa or below by Moody's Investors Service, Inc. or BBB or below by Standard & Poor's Corporation), including up to 5% in securities rated Ba and BB or below (commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk and are considered speculative. This quality restriction does not apply to securities convertible into common stocks.

High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value is likely to decrease in a rising interest rate market, as is generally true with all bonds.

There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

OTHER SECURITIES -- The fund may also invest in securities that have equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non- convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the issuer's credit quality.

INVESTING IN VARIOUS COUNTRIES -- The fund has the ability to invest outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

   The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund generally invests in securities of issuers in developing countries to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CASH AND CASH EQUIVALENTS -- These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and saving bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

CURRENCY TRANSACTIONS -- The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. All such securities not actively traded outside the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which may be adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                            INVESTMENT RESTRICTIONS

The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the 1940 Act) as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or
(ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. These restrictions provide that the fund may not:

1. Invest in securities of another issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

2. Invest in companies for the purpose of exercising control or management;

3. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commissions, is involved, and only if immediately thereafter no more than 10% of the value of the fund's total assets would be invested in such securities;

5. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

6. Buy or sell commodities or commodity contracts in the ordinary course of its business; provided, however, that this restriction shall not prohibit the fund from purchasing, selling or holding foreign currencies or entering into forward foreign currency contracts;

7. Make any investment under circumstances requiring direct payment by the fund of the Federal Interest Equalization Tax if, immediately thereafter and as a result of such investment, the total of the Federal Interest Equalization Tax directly paid or owing by the fund during the fiscal year in which such investment is made would amount to more than 1-1/2% of the fund's average month-end net assets during such fiscal year to the date of such investment;

8. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of all such restricted securities held by the fund would exceed 2% of the value of its total assets; in any event, the fund will not invest more than 5% of the value of its total assets in securities which are not readily marketable;

9. Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

10. Lend any of its assets; provided, however, that investment in government obligations, short-term commercial paper, certificates of deposit and banker's acceptances and publicly traded bonds, debentures, or other debt securities shall not be deemed to be the making of a loan;

11. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

12. Purchase securities on margin;
13. Borrow amounts in excess of 5% of the value of its total assets; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities; nor

14. Mortgage, pledge or hypothecate its assets to any extent.
For purposes of Investment Restriction #3, the fund will not invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry.

Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

For purposes of Investment Restriction #11, although the fund may sell securities short, to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short, the fund does not anticipate doing so during the next twelve months.

Additional investment restrictions adopted by the fund and which may be changed by the Board of Directors, provide that the fund may not;

1. Purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

2. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

3. Invest in puts, calls, straddles or spreads, or combinations thereof; or

4. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.

                                 FUND ORGANIZATION

The fund is an open-end, diversified management investment company. It was organized as a Maryland corporation on September 5, 1972.

All fund operations are supervised by the fund's board of directors. The board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

                          FUND DIRECTORS AND OFFICERS
                      DIRECTORS AND DIRECTOR COMPENSATION


NAME, ADDRESS      POSITION       PRINCIPAL          AGGREGATE             TOTAL                TOTAL NUMBER OF
AND AGE            WITH           OCCUPATION(S)      COMPENSATION          COMPENSATION         FUND BOARDS ON
                   REGISTRANT     DURING PAST 5      (INCLUDING            (INCLUDING           WHICH DIRECTOR
                                  YEARS              VOLUNTARILY           VOLUNTARILY          SERVES/2/
                                                     DEFERRED              DEFERRED
                                                     COMPENSATION/1/)      COMPENSATION/1/)
                                                     FROM THE FUND         FROM ALL FUNDS
                                                     DURING FISCAL         MANAGED BY
                                                     YEAR ENDED            CAPITAL RESEARCH
                                                     9/30/98               AND MANAGEMENT
                                                                           COMPANY OR ITS
                                                                           AFFILIATES/2/
                                                                           FOR THE YEAR
                                                                           ENDED 9/30/98

Elisabeth          Director       Administrative     $20,200               $41,900              2
Allison                           Director, ANZI,
ANZI, Ltd.                        Ltd.
1770                              (financial
Massachusetts                     publishing and
Ave.                              consulting);
Cambridge, MA                     Publishing
02410                             Consultant,
Age:  52                          Harvard Medical
                                  School; former
                                  Senior Vice
                                  President,
                                  Planning and
                                  Development,
                                  McGraw Hill,
                                  Inc.

Michael R.         Director       Chairman of the    $18,400/3/            $38,300              2
Bonsignore                        Board and Chief
Honeywell                         Executive
Plaza                             Officer,
P.O. Box 524                      Honeywell, Inc.
Minneapolis,
MN  55440
Age:  57

+Gina H.           Director       Senior Vice        None/4/               None/4/              1
Despres                           President,
3000 K Street,                    Capital
N.W.                              Research and
Washington, DC                    Management
20007                             Company
Age:  57z

Robert A. Fox      Director       President and      $19,400/3/            $107,800             6
P.O Box 457                       Chief Executive
Livingston, CA                    Officer, Foster
95334                             Farms
Age:  61

Alan Greenway      Director       President,         $20,200               $75,150              4
7413 Fairway                      Greenway
Road                              Associates,
La Jolla, CA                      Inc.
92037                             (management
Age:  71                          consulting
                                  services)

Koichi Itoh        Director       Group Vice         $21,500/3/            $43,200              2
7-14-11-104                       President -
Minami                            Asia/Pacific,
Aoyama                            Autosplice,
Minato-ku,                        Inc.; former
Tokyo, Japan                      President and
Age:  58                          Chief Executive
                                  Officer, IMPAC
                                  (management
                                  consulting
                                  services);
                                  former Managing
                                  Partner, VENCA
                                  Management
                                  (venture
                                  capital)

William H.         Director       President,         $19,400/3/            $77,850              5
Kling                             Minnesota
45 East                           Public Radio;
Seventh Street                    President,
St. Paul, MN                      Greenspring
55101                             Co.; former
Age:  56                          President, American Public
                                  Radio
                                  (now Public
                                  Radio
                                  International)

+Jon B.            Vice           Vice Chairman      None/4/               None/4/              4
Lovelace           Chairman of    of the Board,
333 South Hope     the Board      Capital
Street                            Research and
Los Angeles,                      Management
CA  90071                         Company
Age:  71

John G.            Director       The IBJ            $20,300/3/            $173,200             8
McDonald                          Professor of
Graduate                          Finance,
School of                         Graduate School
Business                          of Business,
Stanford                          Stanford
University                        University
Stanford, CA
94305
Age:  61

++William I.       Director       Chairman of the    $21,500/3/            $43,200              2
Miller                            Board,
500 Washington                    Irwin Financial
Street                            Corporation
Box 929
Columbus, IN
47202
Age:  42

Kirk P.            Director       President,         $19,800/3/            $100,900             5
Pendleton                         Cairnwood, Inc.
Cairnwood,                        (venture
Inc.                              capital
75 James Way                      investment)
Southhampton,
PA  18966
Age:  59

Donald E.          Director       Former Chairman    $20,700/3/            $73,500              4
Petersen                          of the Board
255 East                          and
Brown, Suite                      Chief Executive
460                               Officer, Ford
Birmingham, MI                    Motor
48009                             Company
Age:  72

+James W.          Director       Senior Partner,    None/4/               None/4/              8
Ratzlaff                          The Capital
One Market                        Group Partners,
Plaza                             L.P.
Steuart Tower,
Suite 1800
San Francisco,
CA  94105
Age:  62

+Walter P.         Chairman of    Chairman,          None/4/               None/4/              8
Stern              the Board      Capital Group
630 Fifth                         International,
Avenue                            Inc.; Vice
New York, NY                      Chairman,
10111                             Capital
Age: 70                           Research
                                  International;
                                  Chairman,
                                  Capital
                                  International,
                                  Inc.; Director,
                                  Temple-Inland
                                  Inc. (forest
                                  products)



 + Directors who are considered "interested persons" of the fund as defined in the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

 ++ Director who may be deemed an "interested person" of the fund as defined in the 1940 Act due to membership on the board of directors of the parent company of a registered broker-dealer.

  1 Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

 2 Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, Inc. whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.


 3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended September 30, 1998 for participating Directors is as follows:
Michael R. Bonsignore ($25,900), Robert A. Fox ($204,400), Koichi Itoh ($43,100), William H. Kling ($87,300), John G. McDonald ($99,800), William I. Miller ($44,100), Kirk P. Pendleton ($37,700) and Donald E. Petersen ($14,600). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.
 4 Gina H. Despres, Jon B. Lovelace, James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                                    OFFICERS


NAME AND ADDRESS           AGE      POSITION(S)     PRINCIPAL OCCUPATION(S)
                                    HELD WITH       DURING PAST 5 YEARS
                                    REGISTRANT

Walter P. Stern
 (see above)

Jon B. Lovelace
 (see above)

Gina H. Despres
 (see above)

William R. Grimsley        60       Senior          Senior Vice President and
P.O. Box 7650                       Vice            Director, Capital Research
San Francisco, CA                   President       and Management Company
94120

Gregg E. Ireland           48       Senior          Senior Vice President,
 3000 K Street, N.W.                Vice            Capital Research and
Washington, DC                      President       Management Company
20007

Thierry Vandeventer        63       Senior          Director, Capital Research
3 Place des Bergues                 Vice            and Management Company
1201 Geneva,                        President
Switzerland

Jonathan O. Knowles        37       Vice            Vice President,
25 Bedford Street                   President       Capital Research Company
London, England
WC2E 9HN

Darcy B. Kopcho            45       Vice            Executive Vice President
333 South Hope                      President       and Director,
Street                                              Capital Research Company
Los Angeles, CA
90071

Cathy M. Ward              51       Vice            Senior Vice President and
333 South Hope                      President       Director,
Street                                              Capital Research and
Los Angeles, CA                                     Management Company
90071

Vincent P. Corti           42       Secretary       Vice President - Fund
333 South Hope                                      Business Mangement Group,
Street                                              Capital Research and
Los Angeles, CA                                     Management Company
90071

R. Marcia Gould            44       Treasurer       Vice President - Fund
135 South State                                     Business Mangement Group,
College Blvd.                                       Capital Research and
Brea, CA  92821                                     Management Company

Dayna G. Yamabe            31       Assistant       Assistant Vice President -
135 South State                     Treasurer       Fund Business Management
College Blvd.                                       Group, Capital Research
Brea, CA  92821                                     and Management Company



                             ADVISORY BOARD MEMBERS
                       Advisory Board Member Compensation

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, will consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions abroad. The members of the Advisory Board are:



NAME,               POSITION         PRINCIPAL           AGGREGATE               TOTAL                   TOTAL
ADDRESS AND         WITH             OCCUPATION(S)       COMPENSATION            COMPENSATION            NUMBER
AGE                 REGISTRANT       DURING PAST 5       (INCLUDING              (INCLUDING              OF FUND
                                     YEARS               VOLUNTARILY             VOLUNTARILY             BOARDS
                                                         DEFERRED                DEFERRED                ON WHICH
                                                         COMPENSATION/1/)        COMPENSATION/1/)        ADVISORY
                                                         FROM THE FUND           FROM ALL FUNDS          BOARD
                                                         DURING FISCAL           MANAGED BY              MEMBER
                                                         YEAR ENDED              CAPITAL RESEARCH        SERVES/2/
                                                         9/30/98                 AND MANAGEMENT
                                                                                 COMPANY OR ITS
                                                                                 AFFILIATES/2/
                                                                                 FOR THE YEAR
                                                                                 ENDED 9/30/98

David I.            Advisory         Chairman, The       None/4/                 None/4/                 2
Fisher              Board            Capital Group
333 South           Member           Companies,
Hope Street         (former          Inc. (an
Los Angeles,        Director)        affiliate of
CA  90071                            the
Age:  59                             Investment
                                     Adviser)

Yoichi              Advisory         Washington,         $10,000                 $10,000                 1
Funabashi           Board            DC Bureau
Asahi               Member           Chief and
Shimbun                              Diplomatic
6-3-9 Kita-Terao                     Correspondent
Yokahama                             and Columnist
City, Japan                          of the Asahi
Age:  53                             Shimbun

Jean Gandois        Advisory         President,          $10,000                 $10,000                 1
Conseil             Board            Conseil
National du         Member           National du
Patronat                             Patronat
Francais                             Francais;
31 Ave.                              former
Pierre                               Chairman of
Premier de                           the Board,
Serbie                               Cockerill-Sambre;
75784 Paris,                         former
France                               Chairman and
Age:  68                             Chief
                                     Executive
                                     Officer,
                                     Pechiney

Claudio X.          Advisory         Chairman of         $10,000                 $10,000                 1
Gonzalez            Board            the Board and
Laporte             Member           Chief
Kimberly                             Executive
Clark de                             Officer,
Mexico, SA                           Kimberly
103-3                                Clark de
Colonia                              Mexico, SA
Polanco
Morales
Mexico, DF,
Mexico
Age:  64

Sir Peter           Advisory         Director and        $10,000                 $10,000                 1
Holmes              Board            former
Shell Centre        Member           Chairman of
London,                              the Board and
England                              Managing
Age:  66                             Director, The
                                     Royal
                                     Dutch/Shell
                                     Group of
                                     Companies

Jae H. Hyun         Advisory         Chairman,           $10,000                 $10,000                 1
Tong Yang           Board            Tong Yang
Group               Member           Group
185, 2-Ka,
Eulchi-ro,
Chung-ku
Seoul, Korea
100-192
Age:  49

Baron               Advisory         Chairman of         $10,000                 $10,000                 1
Gualtherus          Board            the
Kraijenhoff         Member           Supervisory
Stoeplaan 9,                         Council, AKZO
Flat 58                              N.V.
The
Netherlands
Age: 76

Pierre              Advisory         Chairman and        $10,000                 $10,000                 1
Lescure             Board            Chief
CANAL +             Member           Executive
85-89 quai                           Officer,
Andre                                CANAL +
Citroen
F-75015
Paris
France
Age:  52

Shijuro             Advisory         Non-executive       $0/3/                   $0/3/                   1
Ogata               Board            Director,
Tokyo, Japan        Member           Fuji Xerox
Age:                                 Co. Ltd. And
                                     Horiba Ltd.

Alessandro          Advisory         Chief               $0/3/                   $0/3/                   1
Ovi                 Board            Executive
Tecnitel            Member           Officer,
Via Abruzzi,                         Tecnitel
3
Rome, Italy
Age:  54

Allen E.            Advisory         Chairman            $10,000                 $10,000                 1
Puckett             Board            Emeritus,
935 Corsica         Member           Hughes
Drive                                Aircraft
Pacific                              Company
Palisades,
CA  90272
Age:  79

Rozanne L.          Advisory         Chair, Baltic       $10,000                 $10,000                 1
Ridgway             Board            American
Baltic-American     Member           Enterprises
Enterprise                           Fund; former
Fund                                 Co-Chair,
1625 K                               Atlantic
Street, N.W.                         Council of
Washington,                          the United
DC  20006                            States
Age:  63

Orville H.          Advisory         Dean,               $10,000                 $10,000                 1
Schell              Board            Graduate
Graduate            Member           School of
School of                            Journalism,
Journalism                           University of
121 North                            California,
Gate Hall                            Berkeley
University
of
California
Berkeley, CA
94720
Age:  58

Bruce B.            Advisory         Chairman and        $7,500                  $7,500                  1
Teele               Board            Chief
Australian          Member           Executive
Foundation                           Officer, J.B.
Investment                           Were & Son;
  Co. Ltd.                           Chairman,
101 Collins                          Australian
Street                               Foundation
Melbourne,                           Investment
Victoria                             Co. Ltd.
3000
Australia
Age:  61




1 Amounts may be deferred by eligible advisory board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the Advisory Board member.

2 Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, Inc. whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.


3 Shijuro Ogata and Alessandro Ovi were appointed to the Advisory Board effective October 1, 1998 and, therefore, received no compensation from the fund in fiscal year 1998.


4 David I. Fisher is affiliated with the Investment Adviser and, accordingly, receives no compensation from the fund.

All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any director or officer who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $16,000 per annum to directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended ($2,500 for each meeting attended in conjunction with meetings with the Advisory Board), plus $500 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund pays fees of $5,000 per annum to Advisory Board members who are not affiliated with the Investment Adviser, plus $5,000 for each meeting attended in conjunction with meetings with the Board of Directors. As of November 1, 1998 the officers, directors and Advisory Board members and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for managing more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser is dated April 1, 1997. The Agreement will continue in effect until December 31, 1999, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, necessary office equipment and general purpose forms and supplies used at the office of the fund, and will pay the travel expenses of directors and members of the Advisory Board incurred in connection with attendance at meetings of those Boards. The fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, fees and expenses of the transfer agent, dividend disbursing agent, legal counsel and independent public accountants and custodian, including charges of such custodian for the preparation and maintenance of the books of account and records of the fund, cost of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; fees and expenses of registration, qualification and issuance of fund shares; expenses pursuant to the fund's Plan of Distribution (described below); association dues; interest; taxes; and compensation of Advisory Board members and of Directors who are not affiliated persons of the Investment Adviser.

The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under Rule 12b-1 and extraordinary expenses such as litigation and acquisitions) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the fund in the amount of such excess.

   As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.60% on the first $500 million of the fund's net assets, 0.50% on net assets between $500 million and $1 billion, 0.46% on net assets between $1 billion and $1.5 billion, 0.43% on net assets between $1.5 billion and $2.5 billion, 0.41% on net assets between $2.5 billion and $4 billion, 0.40% on net assets between $4 billion and $6.5 billion, 0.395% on net assets between $6.5 billion and $10.5 billion, 0.39% on net assets between $10.5 billion and $17 billion, and 0.385% in excess of $17 billion. For the fiscal years ended September 30, 1998, 1997 and 1996, the Investment Adviser received advisory fees of $72,691,000, $59,337,000 and $43,463,000, respectively.

   PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended September 30, 1998 amounted to $11,088,000 after allowance of $55,870,000 to dealers. During the fiscal years ended September 30, 1997 and 1996 the Principal Underwriter received $12,090,000 and $12,923,000, after allowance of $62,293,000 and $67,852,000, respectively.

As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The Officers and Directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan, the fund may expend up to 0.25% of its net assets annually to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, or a community foundation).

   Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended September 30, 1998, the fund paid or accrued $40,459,000 for compensation to dealers under the Plan.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements, and has elected the tax status of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of such investment company taxable income that it retains.

   To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Futures contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Currency transactions that are not subject to Section 1256 of the Code may be subject to Section 988 of the Code, in which case the 60%/40% long-term/short-term capital gain or loss rule of Section 1256 would not apply. Rather, each Section 988 foreign currency gain or loss would generally be computed separately and treated as ordinary income or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

   The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40%, or the fund's income subject to tax in such countries, which would reduce the fund's investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

   Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, non-U.S. corporation, or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a non-U.S. shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

   As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than one year is 20%; and, the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. The maximum amount that an individual may contribute to all IRA's (deductible, nondeductible and Roth IRA's) per year is the lesser of $2,000 or the individual's compensation for the year. In some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors should consult their own tax advisers with specific reference to their own tax situations.


                               PURCHASE OF SHARES

METHOD          INITIAL INVESTMENT           ADDITIONAL INVESTMENTS

                See "Investment              $50 minimum (except where a
                Minimums and Fund            lower minimum is noted under
                Numbers" for initial         "Investment Minimums and Fund
                investment minimums.         Numbers").

By              Visit any investment         Mail directly to your
contacting      dealer who is                investment dealer's address
your            registered in the state      printed on your account
investment      where the purchase is        statement.
dealer          made and who has a
                sales agreement with
                American Funds
                Distributors.

By mail         Make your check payable      Fill out the account additions
                to the fund and mail to      form at the bottom of a recent
                the address indicated        account statement, make your
                on the account               check payable to the fund,
                application.  Please         write your account number on
                indicate an investment       your check, and mail the check
                dealer on the account        and form in the envelope
                application.                 provided with your account
                                             statement.

By telephone    Please contact your          Complete the "Investments by
                investment dealer to         Phone" section on the account
                open account, then           application or American
                follow the procedures        FundsLink Authorization Form.
                for additional               Once you establish the
                investments.                 privilege, you, your financial
                                             advisor or any person with
                                             your account information can
                                             call American FundsLine(r) and
                                             make investments by telephone
                                             (subject to conditions noted
                                             in "Telephone and Computer
                                             Purchases, Redemptions and
                                             Exchanges" below).

By computer     Please contact your          Complete the American
                investment dealer to         FundsLink Authorization Form.
                open account, then           Once you establish the
                follow the procedures        privilege, you, your financial
                for additional               advisor or any person with
                investments.                 your account information may
                                             access American FundsLine
                                             OnLine(r) on the Internet and
                                             make investments by computer
                                             (subject to conditions noted
                                             in "Telephone and Computer
                                             Purchases, Redemptions and
                                             Exchanges" below).

By wire         Call 800/421-0180 to         Your bank should wire your
                obtain your account          additional investments in the
                number(s), if                same manner as described under
                necessary.  Please           "Initial Investment."
                indicate an investment
                dealer on the account.
                Instruct your bank to
                wire funds to:
                Wells Fargo Bank
                155 Fifth Street
                Sixth Floor
                San Francisco, CA 94106
                (ABA #121000248)
                For credit to the
                account of:
                American Funds Service
                Company a/c #4600-076178
                (fund name)
                (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO
REJECT ANY PURCHASE ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                $1,000                  02

American Balanced Fund(r)                    500                     11

American Mutual Fund(r)                      250                     03

Capital Income Builder(r)                    1,000                   12

Capital World Growth and Income              1,000                   33
Fund(sm)

EuroPacific Growth Fund(r)                   250                     16

Fundamental Investors(sm)                    250                     10

The Growth Fund of America(r)                1,000                   05

The Income Fund of America(r)                1,000                   06

The Investment Company of America(r)         250                     04

The New Economy Fund(r)                      1,000                   14

New Perspective Fund(r)                      250                     07

SMALLCAP World Fund(r)                       1,000                   35

Washington Mutual Investors Fund(sm)         250                     01

BOND FUNDS

American High-Income Municipal Bond          1,000                   40
Fund(r)

American High-Income Trust(sm)               1,000                   21

The Bond Fund of America(sm)                 1,000                   08

Capital World Bond Fund(r)                   1,000                   31

Intermediate Bond Fund of                    1,000                   23
America(sm)

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(sm)

The Tax-Exempt Bond Fund of                  1,000                   19
America(r)

The Tax-Exempt Fund of                       1,000                   20
California(r)*

The Tax-Exempt Fund of Maryland(r)*          1,000                   24

The Tax-Exempt Fund of Virginia(r)*          1,000                   25

U.S. Government Securities Fund(sm)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of                 2,500                   09
America(r)

The Tax-Exempt Money Fund of                 2,500                   39
America(sm)

The U.S. Treasury Money Fund of              2,500                   49
America(sm)

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                    DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                    CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than            4.71             4.50             3.75
$100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


   PURCHASES NOT SUBJECT TO SALES CHARGES -- Investment of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchases. Investments by retirement plans, foundations or endowments with $50 million or more in assets, and employer-sponsored defined contribution-type plans with 100 or more eligible employees made with no sales charge and are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

    STATEMENT OF INTENTION -- You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the account application) may be credited toward satisfying the Statement. During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds.
Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

 RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

PRICE OF SHARES -- Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate the prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined, as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)
- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY
- Requests must be signed by the registered shareholder(s)
- A signature guarantee is required if the redemption is:

-- Over $50,000;
-- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.


Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.
- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
- You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R)
- Redemptions by telephone or fax (including American FundsLine(r) and American FundsLine OnLine(r)) are limited to $50,000 per shareholder each day.
- Checks must be made payable to the registered shareholder(s).
- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS
- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.
- You may establish check writing privileges (use the money market funds application).
-- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

   CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and, for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. American Funds Service Company will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may may change the amount of the investment or discontinue the plan at any time by writing to American Funds Service Company.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:

 (a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

 (b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

 (c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) or American FundsLine OnLine(r) (see "American FundsLine(r) and American FundsLine OnLine(r)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund or (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(R) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) or American FundsLine OnLine(r). To use this service, call 800/325-3590 from a TouchTone(tm) telepone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(r) are subject to the conditions noted above and in "Shareholder Account Services and Privileges -- Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares -- Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(r)) or computer (including American FundsLine OnLine(r)), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certficates are not issued unless you request them by writing to American Funds Service Company.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if (a) the shares owned by such shareholder have a value (determined, for the purpose of this sentence only, as the greater of the shareholder's cost or the then net asset value of the shares, including the reinvestment of income dividends and capital gain distributions, if any) of less than $150, or (b) such shareholder owns less than ten (10) shares of capital stock of the fund. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

   Brokerage commissions paid on portfolio transactions for the fiscal years ended September 30, 1998, 1997 and 1996 amounted to $14,763,000, $11,461,000 and $8,933,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to subcustodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

   TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $14,537,000 for the fiscal year ended September 30, 1998.

INDEPENDENT ACCOUNTANTS -- PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since the fund's inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in auditing and accounting.

   REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on September 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP, whose selection is determined annually by the Board of Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

YEAR 2000 -- The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

   SHAREHOLDER VOTING RIGHTS -- The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At any meeting of shareholders, duly called and at which a quorum is present, shareholders holding a majority of the votes entitled to be cast, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the Directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


                       DETERMINATION OF NET ASSET VALUE,
   REDEMPTION PRICE ANDMAXIMUM OFFERING PRICE PER SHARE -- SEPTEMBER 30, 1998


Net asset value and redemption price per share

      (Net assets divided by shares outstanding)         $20.50

Maximum offering price per share

      (100/94.25 of net asset value per share which takes

       into account the fund's current maximum           $21.75
      sales charge)



                   INVESTMENT RESULTS AND RELATED STATISTICS

   The fund's yield is 1.40% based on a 30-day (or one month) period ended September 30, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

   The fund's one-year total return and average annual total returns for the five- and ten-year periods ended on September 30, 1998 was -4.58%, 12.88% and 13.45%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include, in advertisements or in reports furnished to present or prospective shareholders, information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

The fund may refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

The fund may from time to time compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

The investment results set forth below were calculated as described in the fund's Prospectus.

                       NPF VS. VARIOUS UNMANAGED INDEXES


Periods                  Total                                     MSCI Indices                Capital
                         Return                                                              Appreciation

10/1 - 9/30              NPF           DJIA/1/      S&P 500/2/     World/3/     U.S./4/      NPF              NYSE/5/

1973# - 1998             +2,945%       +2,209%      +2,238%        +1,547%      +2,117%      +1,422%          +723%

1988  -  1998            +253          +394         +390           +166         +418         +190             +228

1987  -  1997            +199          +316         +295           +149         +304         +144             +176

1986  -  1996            +245          +358         +303           +188         +309         +180             +175

1985  -  1995            +332          +404         +341           +302         +342         +250             +198

1984  -  1994            +321          +355         +289           +338         +289         +236             +167

1983  -  1993            +278          +321          +293          +328         +291         +196             +165

1982  -  1992            +360          +443          +402          +400         +393         +244             +232

1981  -  1991            +356          +446          +397          +416         +392         +246             +218

1980  -  1990            +275          +314          +269          +285         +266         +166             +132

1979  -  1989            +387          +395          +392          +483         +372         +245             +212

1978  -  1988             +342         +302          +317          +420         +291         +214             +166

1977  -  1987            +584          +415          +432          +580         +397         +386             +241

1976  -  1986            +369          +205          +256          +389         +235         +232             +137

1975  -  1985            +299          +187          +253          +274         +233         +181             +136

1974  -  1984            +403          +241          +326          +288         +297         +248             +186

1973# - 1983             +271          +124          +149          +128         +129         +156             + 64




/1/ The Dow Jones Average of 30 Industrial stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard and Poor's 500 Composite Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Morgan Stanley Capital International World Index is an arithmetical average, weighted by market value, of the performance of more than 1,400 securities listed on the stock exchanges of Europe, Australia, the Far East, Canada, New Zealand and the U.S.

/4/ The Morgan Stanley Capital International USA Index is an arithmetical average, weighted by market value, of the performance of more than 300 securities listed on stock exchanges in the U.S.

/5/ The New York Stock Exchange Composite Index is a capitalization weighted index of all common stocks listed on the exchange.

# From March 13, 1973, the date the fund commenced operations.


                IF YOU ARE CONSIDERING NPF FOR RETIREMENT  . . .
Here's how much you would have if you had invested $2,000 on October 1 of each year in NPF over the past 5 and 10 years:

5 Years                        10 Years

(10/1/93 - 9/30/98)            (10/1/88 - 9/30/98)

$14,052                        $41,464



        SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM  . . .


If you had invested                                          ... and taken all

$10,000 in NPF                                               distributions in shares,

this many years ago...                                       your investment would

                                                             have been worth this

                                                             much at September 30, 1998

                                     Periods

Number of Years                      10/1  - 9/30            Value

1                                    1997  -  1998           $9,542

2                                    1996  -  1998           12,403

3                                    1995  -  1998           13,717

4                                    1994  -  1998           16,276

5                                    1993  -  1998           18,324

6                                    1992  -  1998           21,684

7                                    1991  -  1998           23,428

8                                    1990  -  1998           29,022

9                                    1989  -  1998           27,606

10                                   1988  -  1998           35,318

11                                   1987  -  1998           30,295

12                                   1986  -  1998           45,344

13                                   1985  -  1998           62,955

14                                   1984  -  1998           72,701

15                                   1983  -  1998           73,427

16                                   1982  -  1998           105,771

17                                   1981  -  1998           113,352

18                                   1980  -  1998           115,475

19                                   1979  -  1998           142,782

20                                   1978  -  1998           165,549

21                                   1977  -  1998           219,919

22                                   1976  -  1998           225,700

23                                   1975  -  1998           266,600

24                                   1974  -  1998           387,636

25                                   1973  -  1998           288,857

Lifetime                             1973# - 1998            304,530



# From March 13, 1973, the date the fund commenced operations.


Illustration of a $10,000 investment in NPF with
 dividends reinvested and capital gain distributions taken in shares (For the period March 13, 1973 through September 30, 1998)


                   COST OF SHARES                                   VALUE OF SHARES

Fiscal             Annual        Dividends        Total          From           From            Dividends     Total
Year End           Dividends     (cumulative)     Investment     Initial        Capital         Reinvested    Value
Sept. 30                                          Cost           Investment     Gains
                                                                                Reinvested



1973#              ----          ----             $10,000        $9,938         ----            ----          $9,938

1974               325           325              10,325         7,163          ----            239           7,402

1975               401           726              10,726         9,952          ----            817           10,769

1976               337           1,063            11,063         11,422         ----            1,298         12,720

1977               280           1,343            11,343         11,236         244             1,570         13,050

1978               318           1,661            11,661         13,908         1,079           2,355         17,342

1979               444           2,105            12,105         15,165         1,868           3,067         20,100

1980               501           2,606            12,606         18,230         2,315           4,321         24,866

1981               931           3,537            13,537         17,905         2,274           5,136         25,315

1982               1,667         5,204            15,204         16,225         4,557           6,369         27,151

1983               1,830         7,034            17,034         21,080         7,382           10,631        39,093

1984               1,205         8,239            18,239         19,259         9,323           10,912        39,494

1985               1,196         9,435            19,435         19,796         13,202          12,580        45,578

1986               1,178         10,613           20,613         24,699         21,436          17,138        63,273

1987               1,393         12,006           22,006         32,052         38,599          24,076        94,727

1988               1,820         13,826           23,826         23,928         37,429          19,876        81,233

1989               2,605         16,431           26,431         27,920         49,773          26,275        103,968

1990               2,617         19,048           29,048         23,718         50,481          24,697        98,896

1991               2,979         22,027           32,027         27,477         63,176          31,840        122,493

1992               2,524         24,551           34,551         28,597         67,989          35,751        132,337

1993               2,172         26,723           36,723         33,173         79,499          43,932        156,604

1994               2,231         28,954           38,954         35,951         90,455          49,939        176,345

1995               2,813         31,767           41,767         39,639         111,254         58,307        209,200

1996               4,129         35,896           45,896         41,484         124,538         65,439        231,461

1997               4,365         40,261           50,261         51,032         164,111         85,692        300,835

1998               4,388         44,649           54,649         47,857         171,886         84,787        304,530



The dollar amount of capital gain distributions during the period was $96,895.
 ________________________________________
#   From March 13, 1973, the date fund commenced operations.
EXPERIENCE OF THE INVESTMENT ADVISER -- Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (133 in all) those funds have had better total returns than their comparable Lipper indexes in 124 of 133 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                          DESCRIPTION OF BOND RATINGS
                           Corporate Debt Securities

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and , in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C-1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."


New Perspective Fund
Investment Portfolio, September 30, 1998
                                                                               Percent
Largest Industry Holdings                          Largest Individual           of Net
12.25% Telecommunications                                Holdings               Assets
10.92% Health & Personal Care                              Pfizer                2.91%
7.11%  Broadcasting & Publishing                      Time Warner                 2.62
6.00%  Electrical & Electronics                     Philip Morris                 2.43
4.15%  Electronic Components                                Astra                 2.10
43.87% Other Industries                                    Viacom                 2.01
                                                            Nokia                 2.01
15.70% Cash and Equivalents                            Mannesmann                 2.00
                                                         Novartis                 1.81
                                                       Telefonica                 1.45
                                                   Micron Technology              1.29




                                                        Shares or     Market  Percent
                                                        Principal      Value    of Net
Equity Securities                                          Amount  (Millions)   Assets
-----------------------------------------            ------------  ----------------------

Telecommunications - 12.25%
Mannesmann AG (Germany)                                   3,875,000  $355.015     2.00
Telefonica, SA (formerly Telefonica de Espana, SA)
 (Spain)                                                  6,823,800   249.100
Telefonica, SA (ADR)                                         76,000     8.203     1.45
AirTouch Communications (USA) (1)                         3,575,000   203.775     1.15
Deutsche Telekom AG (Germany)                             6,424,300   199.653     1.13
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexi        3,434,530   151.978      .86
AT&T Corp. (USA)                                          2,535,000   148.139      .84
WorldCom, Inc. (formerly MCI Communications Corp.)
 (USA)                                                    2,892,068   141.350      .80
Vodafone Group PLC (ADR) (United Kingdom)                   977,000   110.157      .62
Tele Danmark AS (Denmark)                                   671,150    66.703
Tele Danmark AS, Class B (ADR)                              699,300    33.654      .57
Telecom Italia SpA, ordinary shares (Italy)               4,187,500    28.647
Telecom Italia SpA, nonconvertible savings shares        12,500,000    58.349      .49
France Telecom, SA (France)                               1,190,700    70.435      .40
DDI Corp. (Japan)                                            29,045    64.672      .37
Nippon Telegraph and Telephone Corp. (Japan)                  8,850    64.497      .36
Sprint Corp. (USA)                                          883,400    63.605      .36
Telecom Corp. of New Zealand Ltd. (New Zealand)          10,671,100    40.800
Telecom Corp. of New Zealand Ltd. (2)                     4,917,700    18.803      .34
Koninklijke PTT Nederland NV (Netherlands)                1,649,371    50.949      .29
British Telecommunications PLC (United Kingdom)           3,000,000    39.886      .22


Health & Personal Care - 10.92%
Pfizer Inc (USA)                                          4,870,000   515.916     2.91
Astra AB, Class A (Sweden)                               13,026,833   222.616
Astra AB, Class A (ADR)                                     413,333     7.104
Astra AB, Class B                                         8,590,533   141.326     2.10
Novartis AG (Switzerland)                                   199,231   320.288     1.81
SmithKline Beecham PLC (ADR) (United Kingdom)             2,200,000   120.450      .68
Merck & Co., Inc. (USA)                                     810,500   105.010      .59
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)        2,635,000    99.801      .56
Zeneca Group PLC (United Kingdom)                         1,700,000    60.041
Zeneca Group PLC (ADR)                                      555,000    19.425      .45
Glaxo Wellcome PLC (United Kingdom)                         563,264    16.355
Glaxo Wellcome PLC (ADR)                                  1,044,000    59.639      .43
Alza Corp. (USA) (1)                                      1,000,000    43.375      .25
Genentech, Inc., callable putable common stock (US          600,000    43.125      .24
Bristol-Myers Squibb Co. (USA)                              400,000    41.550      .24
Pharmacia & Upjohn, Inc. (USA)                              650,000    32.622      .18
Guidant Corp. (USA)                                         400,000    29.700      .18
Medtronic, Inc. (USA)                                       500,000    28.938      .16
Shiseido Co., Ltd. (Japan)                                1,689,000    14.907      .08
Avon Products, Inc. (USA)                                   400,000    11.225      .06


Broadcasting & Publishing - 7.11%
Time Warner Inc. (USA)                                    5,306,225   464.626     2.62
Viacom Inc., Class A (USA) (1)                              500,000    28.750
Viacom Inc., Class B (1)                                  5,640,000   327.120     2.01
News Corp. Ltd. (Australia)                               3,958,997    25.534
News Corp. Ltd. (ADR)                                     3,991,600   102.285
News Corp. Ltd., preferred shares                         2,037,002    11.351
News Corp. Ltd., preferred shares (ADR)                   1,995,800    44.656     1.04
CANAL+ (France)                                             350,623    85.153      .48
Wolters Kluwer NV (Netherlands)                             162,516    31.199      .18
Pearson PLC (United Kingdom)                              1,700,000    31.190      .18
CBS Corp. (USA)                                           1,045,000    25.341      .14
Elsevier NV (Netherlands)                                 1,700,000    25.264      .14
Dow Jones & Co., Inc. (USA)                                 500,000    23.250      .13
AUDIOFINA (Luxembourg)                                      415,300    17.485      .10
Grupo Televisa, SA, ordinary participation
 certificates (ADR) (Mexico) (1)                            825,000    15.933      .09


Electrical & Electronics - 6.00%
Nokia Corp., Class A (Finland)                            1,440,000   114.441
Nokia Corp., Class A (ADR)                                2,440,000   191.388
Nokia Corp., Class K                                        623,800    49.514     2.01
Telefonaktiebolaget LM Ericsson, Class B (Sweden)         9,672,000   182.553
Telefonaktiebolaget LM Ericsson, Class B (ADR)            2,200,000    40.425     1.26
Siemens AG (Germany)                                      3,280,000   181.284     1.02
Northern Telecom Ltd. (Canada)                            3,553,420   113.709      .64
Matsushita Communication Industrial Co., Ltd. (Jap        1,550,000    55.629      .31
General Electric Co. (USA)                                  480,000    38.190      .22
Schneider SA (France)                                       600,000    31.263      .18
General Instrument Corp. (USA) (1)                        1,055,200    22.819      .13
York International Corp. (USA)                              680,000    22.695      .13
Alcatel, SA (formerly Alcatel Alsthom) (France)             200,000    17.773      .10


Electronic Components - 4.15%
Micron Technology, Inc. (USA) (1)                         7,500,000   228.281     1.29
Intel Corp. (USA)                                         1,800,000   154.350      .87
Advanced Micro Devices, Inc. (USA) (1)                    7,050,000   130.866      .74
Murata Manufacturing Co., Ltd. (Japan)                    1,746,000    58.955      .33
Altera Corp. (USA) (1)                                    1,250,000    43.906      .25
Seagate Technology (USA) (1)                              1,400,000    35.088      .20
Analog Devices, Inc. (USA) (1)                            1,710,000    27.467      .15
Hirose Electric Co., Ltd. (Japan)                           400,000    20.538      .12
Rohm Co., Ltd. (Japan)                                      200,000    19.043      .11
Texas Instruments Inc. (USA)                                300,000    15.825      .09


Banking - 3.98%
Bank of Nova Scotia (Canada)                              7,359,000   120.600      .68
Westpac Banking Corp. (Australia)                        17,794,543    97.954
Westpac Banking Corp., warrants, expire 2000 (1)          3,000,000    14.956      .64
Royal Bank of Canada (Canada)                             2,717,000   110.247      .62
BankAmerica Corp. (USA)                                   1,200,000    72.150      .41
Citicorp (USA)                                              610,000    56.692      .32
Banque Nationale de Paris (France)                          867,048    46.416      .26
Australia and New Zealand Banking Group Ltd.
 (Australia)                                              6,212,511    33.208      .19
Paribas, Class A (formerly Cie. Financiere de
 Paribas) (France)                                          500,000    26.945      .15
Istituto Mobiliare Italiano SpA (Italy)                   1,980,000    26.640      .15
ABN AMRO Holding NV (Netherlands)                         1,357,860    23.134      .13
Banco de Santander, SA (Spain)                              416,000     6.435
Banco de Santander, SA (ADR)                              1,101,600    16.662      .13
First Union Corp. (USA)                                     426,000    21.806      .12
Sakura Bank, Ltd. (Japan)                                12,700,000    18.604      .11
Fuji Bank, Ltd. (Japan)                                   5,910,000    11.904      .07


Beverages & Tobacco - 3.78%
Philip Morris Companies Inc. (USA)                        9,355,000   430.915     2.43
Seagram Co. Ltd. (Canada)                                 2,800,000    80.325      .45
Asahi Breweries, Ltd. (Japan)                             2,777,000    32.951
Asahi Breweries, Ltd.,  1.00% convertible
 debentures 2003                                      Y924,000,000     10.016
Asahi Breweries, Ltd.,  0.95% convertible
 debentures 2002                                      Y410,000,000      4.264
Asahi Breweries, Ltd.,  0.90% convertible
 debentures 2001                                      Y520,000,000      5.332      .30
Gallaher Group PLC (United Kingdom)                       2,905,100    21.211
Gallaher Group PLC (ADR)                                    300,000     8.813      .17
PepsiCo, Inc. (USA)                                       1,000,000    29.438      .17
Southcorp Ltd. (Australia)                                9,000,000    25.059      .14
Cia. Cervejaria Brahma, preferred nominative (Braz       50,172,000    19.681
Cia. Cervejaria Brahma, preferred nominative (ADR)          100,000     0.781      .11
LVMH Moet Hennessy Louis Vuitton (France)                     9,700     1.324      .01


Energy Sources - 3.38%
TOTAL, Class B (France)                                     131,077    16.513
TOTAL, Class B (ADR)                                      3,109,814   195.335     1.20
Royal Dutch Petroleum Co. (New York Registered
 Shares) (Netherlands)                                    1,952,000    92.964
'Shell' Transport and Trading Co., PLC (United
 Kingdom)                                                 3,000,000    18.147      .63
Elf Aquitaine (France)                                      400,000    49.322
Elf Aquitaine (ADR)                                         250,000    15.547      .37
Mobil Corp. (USA)                                           700,000    53.156      .30
Phillips Petroleum Co. (USA)                                700,000    31.588      .18
YPF SA, Class D (ADR) (Argentina)                         1,200,000    31.200      .17
Talisman Energy Inc. (Canada) (1)                         1,400,000    30.010      .17
Unocal Corp. (USA)                                          800,000    29.000      .16
ENI SpA (Italy)                                           4,000,000    24.549      .14
RAO Gazprom (ADR) (Russia)                                1,341,000     8.683      .05
Broken Hill Proprietary Co. Ltd. (Australia)                371,938     2.663      .01


Data Processing & Reproduction - 2.93%
Oracle Corp. (USA) (1)                                    2,911,100    84.786      .48
Ascend Communications, Inc. (USA) (1)                     1,850,000    84.175      .48
Microsoft Corp. (USA) (1)                                   760,000    83.648      .47
Fujitsu Ltd. (Japan)                                      9,223,000    79.712      .45
Cisco Systems, Inc. (USA) (1)                               750,000    46.359      .26
International Business Machines Corp. (USA)                 300,000    38.400      .22
Compaq Computer Corp. (USA)                               1,200,000    37.950      .21
Gateway 2000, Inc. (USA) (1)                                500,000    26.063      .15
Silicon Graphics, Inc. (USA) (1)                          2,100,000    19.688      .11
Computer Associates International, Inc. (USA)               500,000    18.500      .10



Business & Public Services - 2.79%
Cendant Corp. (USA) (1)                                  11,400,000   132.525      .75
Reuters Group PLC (United Kingdom)                       10,985,400    92.147
Reuters Group PLC (ADR)                                     300,000    14.925      .61
Suez Lyonnaise des Eaux (France)                            447,000    76.095      .43
TNT Post Groep NV (Netherlands)                           1,629,500    41.514      .23
Vivendi SA (formerly Cie. Generale des Eaux) (Fran          203,808    40.587
Vivendi SA, warrants, expire 2001 (1)                       203,808     0.313      .23
Interpublic Group of Companies, Inc. (USA)                  500,000    26.969      .15
Electronic Data Systems Corp. (USA)                         800,000    26.550      .15
Rentokil Initial PLC (United Kingdom)                     4,200,000    25.701      .15
United Utilities PLC (United Kingdom)                       567,286     9.161      .05
Brambles Industries Ltd. (Australia)                        350,000     7.558      .04


Insurance - 2.57%
ING Groep NV (Netherlands)                                2,486,908   112.063      .63
Fairfax Financial Holdings Ltd. (Canada)                    289,700    83.748
Fairfax Financial Holdings Ltd. (USA) (2)                    93,000    26.885      .63
American International Group, Inc. (USA)                  1,153,437    88.815      .50
Assicurazioni Generali SpA (Italy)                        1,508,000    49.267      .28
Allianz AG (Germany)                                        153,000    47.457      .27
Yasuda Fire and Marine Insurance Co., Ltd. (Japan)        7,299,000    26.730      .15
Guardian Royal Exchange PLC (United Kingdom)              4,142,857    17.973      .10
QBE Insurance Group Ltd. (Australia)                        624,097     2.275      .01


Multi-Industry - 2.49%
Siebe PLC (United Kingdom)                               27,880,000    89.946      .51
Hutchison Whampoa Ltd. (Hong Kong)                       13,216,000    69.589      .39
Williams PLC (United Kingdom)                            11,076,923    64.796      .37
Lend Lease Corp. Ltd. (Australia)                         2,444,277    52.163      .30
FMC Corp. (USA) (1)                                         559,800    28.865      .16
TI Group PLC (United Kingdom)                             4,472,900    27.038      .15
Canadian Pacific Ltd. (Canada)                            1,200,000    24.825      .14
LTV Corp. (USA)                                           3,975,000    24.347      .14
Lagardere Groupe SCA (France)                               850,000    24.253      .14
Investor AB, Class B (Sweden)                               520,000    20.160      .11
AlliedSignal Inc. (USA)                                     400,000    14.150      .08


Chemicals - 2.44%
Praxair, Inc. (USA)                                       3,207,850   104.857      .59
BOC Group PLC (United Kingdom)                            7,751,600    96.084      .55
Valspar Corp. (USA)                                       1,555,000    46.553      .26
Sherwin-Williams Co. (USA)                                1,962,000    42.428      .24
Methanex Corp. (Canada) (1)                               7,250,000    41.585      .24
Bayer AG (Germany)                                          950,000    35.895      .20
Georgia Gulf Corp. (USA) (3)                              1,975,000    30.859      .17
L'Air Liquide (France)                                      125,235    19.845      .11
AGA AB, Class A (Sweden)                                    800,000    10.406
AGA AB, Class B                                             300,000     3.711      .08


Automobiles - 2.41%
Renault V.I. SA (France)                                  3,000,000   119.914      .68
Bayerische Motoren Werke AG (Germany)                        80,350    51.410
Bayerische Motoren Werke AG, preferred shares                26,412     9.866      .35
Suzuki Motor Corp. (Japan)                                5,538,000    55.733      .31
Chrysler Corp. (USA)                                      1,000,000    47.875      .27
Honda Motor Co., Ltd. (Japan)                             1,000,000    30.396      .17
Nissan Motor Co., Ltd. (Japan)                            9,300,000    25.884      .15
Volvo AB, Class B (Sweden)                                1,000,000    24.486      .14
Ford Motor Co. (USA)                                        500,000    23.469      .13
General Motors Corp. (USA)                                  400,000    21.875      .12
Daimler-Benz AG, 4.125% convertible debentures
 2003 (Germany) (2)                                  DM17,000,000      15.829      .09


Food & Household Products - 1.99%
Nestle SA (Switzerland)                                      60,000   119.713      .68
Groupe Danone (France)                                      393,552   103.444      .58
Reckitt & Colman PLC (United Kingdom)                     5,503,125    81.342      .46
Unilever NV (Netherlands)                                   300,000    18.884      .11
Archer Daniels Midland Co. (USA)                          1,102,500    18.467      .10
Colgate-Palmolive Co. (USA)                                 150,000    10.275      .06


Gold Mines - 1.91%
Newmont Mining Corp. (USA)                                4,000,000    97.000      .55
Placer Dome Inc. (Canada)                                 7,000,000    96.688      .55
Barrick Gold Corp. (Canada)                               3,400,000    68.000      .38
Homestake Mining Co. (USA)                                4,500,000    54.563      .31
Gold Fields of South Africa Ltd. (South Africa)           1,741,500    22.302      .12


Leisure & Tourism - 1.44%
Carnival Corp. (USA)                                      6,600,000   209.963     1.19
Walt Disney Co. (USA)                                     1,800,000    45.563      .25


Appliances & Household Durables - 1.36%
Sony Corp. (Japan)                                        1,845,000   128.243      .72
Koninklijke Philips Electronics NV (Netherlands)          1,723,200    92.832      .52
Samsung Electronics Co., Ltd. (South Korea)                 634,412    17.362
Samsung Electronics Co., Ltd. (GDR)                         193,028     2.707      .12


Forest Products & Paper - 1.31%
Champion International Corp. (USA)                        2,200,000    68.888      .39
Louisiana-Pacific Corp. (USA)                             2,550,000    51.956      .30
UPM-Kymmene Corp. (Finland)                               1,953,000    44.757      .25
International Paper Co. (USA)                               600,000    27.975      .16
Rayonier Inc. (USA)                                         600,000    23.400      .13
Jefferson Smurfit Corp. (USA) (1)                         1,255,700    14.441      .08


Merchandising - 1.14%
Wal-Mart Stores, Inc. (USA)                               1,850,000   101.056      .57
Home Depot, Inc. (USA)                                    1,270,000    50.165      .28
Marks & Spencer PLC (United Kingdom)                      4,200,000    32.035      .18
Cifra, SA de CV, Class C (Mexico)                         3,624,400     4.438
Cifra, SA de CV, Class V (1)                             10,995,004    13.959      .11


Utilities:  Electric & Gas - 1.00%
Williams Companies, Inc. (USA)                            3,198,025    91.943      .52
National Power PLC (United Kingdom)                       9,300,000    84.642      .48


Recreation & Other Consumer Products - 0.96%
Nintendo Co., Ltd. (Japan)                                  650,000    61.129      .35
Hasbro, Inc. (USA)                                        1,800,000    53.100      .30
Eastman Kodak Co. (USA)                                     400,000    30.925      .17
EMI Group PLC (United Kingdom)                            3,975,569    24.487      .14


Aerospace & Military Technology - 0.71%
Bombardier Inc., Class B (Canada)                         5,820,000    64.094      .36
Boeing Co. (USA)                                          1,800,000    61.763      .35


Textiles & Apparel - 0.61%
NIKE, Inc., Class B (USA)                                 2,928,000   107.787      .61


Metals: Nonferrous - 0.54%
Aluminum Co. of America (formerly Alumax Inc.) (US          631,313    44.823      .25
WMC Ltd. (Australia)                                     12,389,336    37.288      .21
Pechiney, Class A (France)                                  383,309    13.256      .08


Machinery & Engineering - 0.51%
Caterpillar Inc. (USA)                                    1,350,000    60.159      .34
Deere & Co. (USA)                                           500,000    15.125      .08
Kvaerner AS, Class A (Norway)                               659,240     8.380      .05
UNOVA Inc. (USA) (1)                                        440,000     7.233      .04


Metals: Steel - 0.48%
Allegheny Teledyne Inc. (USA)                             2,040,000    36.338      .20
Usinor Sacilor (France)                                   2,800,000    31.128      .18
Cia. Vale do Rio Doce, ordinary nominative (Brazil           38,400     0.411
Cia. Vale do Rio Doce, preferred nominative (4)              38,400     0.000
Cia. Vale do Rio Doce, preferred nominative (ADR)         1,184,000    16.872      .10


Energy Equipment - 0.47%
Schlumberger Ltd. (Netherlands Antilles)                    598,300    30.102      .17
Baker Hughes Inc. (USA)                                   1,388,300    29.068      .16
Halliburton Co. (USA)                                       874,900    24.989      .14


Transportation: Shipping - 0.35%
Bergesen d.y. AS, Class A (Norway)                        1,500,000    21.300
Bergesen d.y. AS, Class B                                   795,000    10.536      .18
Nippon Yusen KK (Japan)                                  10,525,000    30.913      .17


Transportation: Rail & Road - 0.33%
Union Pacific Corp. (USA)                                 1,375,000    58.609      .33


Miscellaneous Materials & Commodities - 0.31%
Cie. de Saint-Gobain (France)                               320,000    42.427      .24
De Beers Consolidated Mines Ltd. (South Africa)           1,000,000    13.129      .07


Real Estate - 0.30%
Cheung Kong (Holdings) Ltd. (Hong Kong)                  11,320,000    52.447      .30


Electronic Instruments - 0.25%
ADVANTEST CORP. (Japan)                                   1,027,500    43.650      .25


Industrial Components - 0.15%
Bridgestone Corp. (Japan)                                 1,118,000    22.519      .13
Rockwell International Corp. (USA)                           91,000     3.287      .02


Building Materials & Components - 0.10%
Cemex, SA de CV, Class A (Mexico)                         2,362,225     5.195
Cemex, SA de CV, ordinary participation certificat        5,777,066    12.705      .10


Financial Services - 0.09%
Associates First Capital Corp., Class A (USA)               259,883    16.957      .09


Miscellaneous - 0.79%
Other equity securities in initial period of
 acquisition                                                          139.842      .79
                                                                   ----------------------


TOTAL INVESTMENT SECURITIES
(cost: $11,341.853 million)                                        14,926.669    84.30
                                                                   ----------------------


Short-Term Securities
------------------------------------------

Corporate Short-Term Notes - 11.03%
General Electric Capital Corp.  5.18%-5.54% due            $108.600   108.028      .61
 10/13-12/7/98
Toyota Motor Credit Corp.  5.47%-5.50% due 10/1-            107.297   106.855      .60
 11/20/98
Coca-Cola Co.  5.31%-5.43% due 11/10-12/8/98                107.100   106.242      .60
Ford Motor Credit Co.  5.18%-5.52% due 10/5-11/30/          103.300   102.784      .58
Abbey National North America   5.41%-5.48% due              100.000    99.139      .56
 11/23-12/9/98
Daimler-Benz North America Corp.   5.20%-5.52% due           99.100    98.745      .56
 10/8-12/21/98
Deutsche Bank Financial Inc.  5.48%-5.52%  due 10/           95.300    95.007      .54
 10/23/98
Canada Bills  5.32%-5.47% due 10/19-12/3/98                  91.200    90.634      .51
Halifax PLC  5.48%-5.49% due 10/7-10/19/98                   89.640    89.484      .51
British Gas Capital Inc.  5.10%-5.51% due 10/15/98           88.000    86.986      .49
 3/11/99
Commerzbank U.S. Finance Inc.  5.50%-5.52% due               86.750    86.451      .49
 10/16-10/26/98
Svenska Handelsbanken Group  5.49%-5.50% due 10/21           83.300    82.813      .47
 11/20/98
Motorola, Inc.  5.43%-5.49% due 10/22-11/19/98               82.200    81.774      .46
General Motors Acceptance Corp.  5.50% due 10/1-             75.000    74.828      .42
 10/22/98
E.I. du Pont de Nemours and Co.  5.46% due 11/4-             74.468    74.061      .42
 11/6/98
International Lease Finance Corp. 5.45%-5.50% due            64.600    64.281      .36
 10/27-11/13/98
American Express Credit Corp.  5.20%-5.50%  due              59.300    59.025      .33
 10/23-11/6/98
Repsol International Finance B.V. 4.97%-5.48% due            58.000    57.349      .32
 10/2/98-3/30/99
Rank Xerox Capital (Europe) PLC 5.43%-5.49% due              53.597    53.439      .30
 10/14-11/12/98
Dresdner U.S. Finance Inc.  5.50% due 10/7/98                50.000    49.946      .28
Shell Oil Co.  5.49% due 10/16/98                            50.000    49.878      .28
Commonwealth Bank of Australia  5.42% due 12/14/98           50.000    49.459      .28
BP America Inc.  5.42% due 12/4/98                           40.000    39.626      .23
UBS Finance (DE) Inc.  5.48%-5.50% due 10/9-                 37.500    37.427      .21
 10/21/98
Electricite de France  5.49% due 10/13/98                    35.500    35.429      .20
ABN AMRO North America Finance Inc.  5.48%-5.50%             35.400    35.156      .20
 due 10/13-12/1/98
Bank of Montreal  5.47% due 10/6/98                          20.000    19.982      .12
Hershey Foods Corp.  5.48% due 10/20/98                      17.100    17.048      .10


Federal Agency Discount Notes - 2.83%
Freddie Mac 5.00%-5.45% due 10/1/98-2/16/99                 301.740   298.936     1.69
Fannie Mae  4.915%-5.42% due 10/5/98-3/26/99                203.900   202.111     1.14


Certificates of Deposit - 1.89%
Canadian Imperial Bank of Commerce 5.46% due                 90.000    89.999      .51
 11/17-11/23/98
Westdeutsche Landesbank Girozentrale  5.55%-5.56%            85.000    85.000      .48
 due 10/8-10/9/98
Bayerische Vereinsbank AG  5.57%-5.59% due 10/5-             80.000    80.000      .45
 10/6/98
Societe Generale  5.52%-5.57% due 10/27-10/30/98             80.000    80.000      .45


Non-U.S. Currency - 0.04%
New Taiwanese Dollar                                   NT$260.183       7.608      .04


TOTAL SHORT-TERM SECURITIES (cost: $2,796.784 mill                  2,795.530    15.79
Excess of payables over cash and receivables                           15.229      .09
                                                                   ----------------------

TOTAL SHORT-TERM SECURITIES AND NET CASH                            2,780.301    15.70
                                                                   ----------------------

NET ASSETS                                                         $17,706.97   100.00%
                                                                   =====================

(1) Non-income-producing securities.

(2) Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only
 to qualified institutional buyers.

(3) The fund owns 6.38% of the outstanding voting securities of Georgia Gulf Corp., and thus is considered an affiliate as defined in the Investment
 Company Act of 1940.

(4) Valued under procedures established by the Board of Directors.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The descriptions of the companies shown in the port-folio which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent
 Accountants.

See Notes to Financial Statements


New Perspective Fund


Equity-Type Securities Appearing in the
Portfolio Since March 31, 1998

Baker Hughes
Bombardier
Brambles Industries
Cendant
Compaq Computer
First Union
Gateway 2000
Homestake Mining
Interpublic Group of Companies
Marks & Spencer
Matsushita Communication Industrial
Nippon Telegraph & Telephone
Nissan Motor
QBE Insurance Group
Southcorp
TI Group
Unocal
Yasuda Fire & Marine Insurance



 Equity-Type Securities Eliminated from the
 Portfolio Since March 31, 1998

 Accor
 Alcan Aluminium
 Amgen
 Anadarko Petroleum
 Applied Materials
 Asustek Computer
 B.A.T Industries
 Cadbury Schweppes
 Carlton Communications
 Carrefour
 Chase Manhattan
 Du Pont
 Engelhard
 Enterprise Oil
 Fuji Photo Film
 Gillette
 Hong Kong Telecommunications
 Hongkong Electric Holdings
 Istituto Nazionale delle Assicurazioni
 Johnson & Johnson
 Kawasaki Heavy Industries
 Kyocera
 Phelps Dodge
 PolyGram
 Raytheon
 Security Capital Group
 Swire Pacific
 Taiwan Semiconductor Manufacturing
 Teck
 Telecomunicacoes Brasileiras
 Tokyo Electron
 Toronto-Dominion Bank
 Toyota Motor


New Perspective Fund
Financial Statements
-----------------------------------------   ---------------- ----------------
Statement of Assets and Liabilities                            (dollars in
at September 30, 1998                                            millions)
-----------------------------------------   ---------------- ----------------
Assets:
Investment securities at market
 (cost: $11,341.853)                                           $14,926.669
Short-term securities
 (cost: $2,796.784)                                              2,795.530
Cash                                                                  .230
Receivables for-
 Sales of investments                                $61.596
 Sales of fund's shares                               17.617
 Forward currency contracts                            1.937
 Dividends and accrued interest                       39.487       120.637
                                            ---------------- ----------------
                                                                17,843.066
Liabilities:
Payables for-
 Purchases of investments                            107.639
 Repurchases of fund's shares                         17.956
 Management services                                   6.010
 Accrued expenses                                      4.491       136.096
                                            ---------------- ----------------
Net Assets at September 30, 1998-
 Equivalent to $20.50 per share on
 863,908,688 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,000,000,000 shares)                          $17,706.970
                                                             ================

Statement of Operations
for the year ended September 30, 1998
                                                               (dollars in
                                                                 millions)
-----------------------------------------   ---------------- ----------------
Investment Income:
Income:
 Dividends                                         $ 235.336
 Interest                                            127.111     $ 362.447
                                            ----------------
Expenses:
 Management services fee                              72.691
 Distribution expenses                                40.459
 Transfer agent fee                                   14.537
 Reports to shareholders                                .512
 Registration statement and prospectus                 1.223
 Postage, stationery and supplies                      2.980
 Directors' and Advisory Board fees                     .294
 Auditing and legal fees                                .097
 Custodian fee                                         3.732
 Taxes other than federal income tax                    .222
 Other expenses                                         .266       137.013
                                            ---------------- ----------------
 Net investment income                                             225.434
                                                             ----------------
Realized Gain and Change in Unrealized
 Appreciation on Investments:
Net realized gain                                                 1,406.817
Net change in unrealized appreciation on
 investments                                      (1,488.575)
Net increase in unrealized appreciation
 on forward currency contracts                          1.937   (1,486.638)
                                            ---------------- ----------------
 Net realized gain and change in unrealized
  appreciation on investments                                      (79.821)
                                                             ----------------
Net Increase in Net Assets Resulting
 from Operations                                                 $ 145.613
                                                             ================



-----------------------------------------   ---------------- ----------------
Statement of Changes in Net Assets       (dollars in millions)
                                         Year ended September 30


                                                         1998          1997
-----------------------------------------   ---------------- ----------------
Operations:
Net investment income                           $    225.434   $   221.926
Net realized gain on investments                   1,406.817       922.766
Net change in unrealized appreciation
 on investments                                   (1,486.638)    2,567.733
                                            ---------------- ----------------
 Net increase in net assets
 resulting from operations                           145.613     3,712.425
                                            ---------------- ----------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                (250.381)     (224.557)
Distributions from net realized gain on
 investments                                        (944.065)     (462.037)
                                            ---------------- ----------------
 Total dividends and distributions                (1,194.446)     (686.594)
                                            ---------------- ----------------

Capital Share Transactions:
Proceeds from shares sold: 141,823,983
 and 160,556,117 shares, respectively              3,063.856     3,126.904
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 58,921,097 and 36,204,990 shares,
 respectively                                      1,133.982       650.157
Cost of shares repurchased: 112,476,829
 and 78,902,097 shares, respectively              (2,398.119)   (1,534.468)
                                            ---------------- ----------------

 Net increase in net assets resulting from
  capital share transactions                       1,799.719     2,242.593
                                            ---------------- ----------------

Total Increase in Net Assets                         750.886     5,268.424

Net Assets:
Beginning of year                                 16,956.084    11,687.660
                                            ---------------- ----------------
End of year (including undistributed
 net investment income: $85.257
 and $115.664, respectively)                     $17,706.970   $16,956.084
                                            ================ ================




See Notes to Financial Statements

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. FEDERAL INCOME TAXATION

It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of September 30, 1998, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $3,584,550,000, of which $4,918,386,000 related to appreciated securities and $1,333,836,000 related to depreciated securities. During the year ended September 30, 1998, the fund realized, on a tax basis, a net capital gain of $1,412,023,000 on securities transactions.

Net losses related to non-U.S. currency and other transactions of $5,206,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $14,137,649,000 at September 30, 1998.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $72,691,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.39% of such assets in excess of $10.5 billion but not exceeding $17 billion; and 0.385% of such assets in excess of $17 billion.


DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1998, distribution expenses under the Plan were $40,459,000. As of September 30, 1998, accrued and unpaid distribution expenses were $3,058,000.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $14,537,000. American Funds Distributors, Inc.
(AFD), the principal underwriter of the fund's shares, received $11,088,228 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

DIRECTORS' FEES - Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1998, aggregate amounts deferred and earnings thereon were $590,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,607,426,000 and $4,621,129,000, respectively, during the year ended September 30, 1998.

As of September 30, 1998, accumulated undistributed net realized gain on investments was $1,316,503,000 and additional paid-in capital was $11,854,745,000. The fund reclassified $5,460,000 to undistributed net investment income from undistributed net realized gains for the year ended September 30, 1998.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $3,732,000 includes $95,000 that was paid by these credits rather than in cash.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1998, such non-U.S. taxes were $20,774,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes, on a book basis, were $10,527,000 for the year ended September 30, 1998.

At September 30, 1998, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

Non-U.S. Currency            Contract Amounts                    U.S. Valuation at 9/30/98
Sale Contracts
                             Non-U.S.            U.S.               Amount           Unrealized Appreciation
Japanese Yen expiring        Y6,890,225,000      $54,758,000        $52,821,000      $1,937,000
9/21/99


PER-SHARE DATA AND RATIOS                                 Year endedSeptember 30

                                             1998      1997      1996      1995      1994      1993
                                       -------------------------------------------------------------

Net Asset Value, Beginning of Year        $21.86    $17.77    $16.98    $15.40    $14.21    $12.25
                                       -------------------------------------------------------------
 Income from Investment Operations:
  Net investment income                      .27       .29       .32       .31       .22       .17
  Net realized gain and change in
   unrealized appreciation on investmen     (.11)     4.81      1.40      2.35      1.54      2.04
                                       -------------------------------------------------------------
   Total income from
 investment operations                       .16      5.10      1.72      2.66      1.76      2.21
                                       -------------------------------------------------------------
 Less Distributions:
  Dividends from net
 investment income                          (.31)    (.323)    (.321)    (.237)    (.173)    (.178)
  Dividends from net realized
 non-U.S. currency gains(1)                -         (.007)    (.009)    (.003)    (.027)    (.022)
  Distributions from net
 realized gains                            (1.21)    (.680)    (.600)    (.840)    (.370)    (.050)
                                       -------------------------------------------------------------
   Total distributions                     (1.52)    (1.01)     (.93)    (1.08)     (.57)     (.25)
                                       -------------------------------------------------------------
Net Asset Value, End of Year              $20.50    $21.86    $17.77    $16.98    $15.40    $14.21
                                       ============================================================

Total Return(2)                             1.23%   29.97%    10.64%     18.63%    12.61%    18.34%

Ratios/Supplemental Data:
  Net assets, end of
 year (in millions)                      $17,707   $16,956   $11,688    $8,817    $6,279    $4,417
  Ratio of expenses to average
 net assets                                  .77%      .79%      .82%      .83%     .84%       .87%
  Ratio of net income to
 average net assets                         1.27%     1.56%     2.00%     2.12%    1.48%      1.40%
  Portfolio turnover rate                   29.71     25.68     18.12    22.40%    25.33%    15.02%

(1) Realized non-U.S. currency gains
 are treated as ordinary income for
 federal income tax purposes.
(2) Excludes maximum sales charge of 5.75%.


Report of Independent Accountants
To the Board of Directors and Shareholders of New Perspective Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP

Los Angeles, California
October 30, 1998



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:



                                                 Dividends and Distributions per Share


To Shareholders          Payment Date            From Net        From Net Realized       From Net Realized
of Record                                        Investment      Short-term Gains        Long-term Gains
                                                 Income

December 12, 1997        December 15, 1997       $.19            $.155                   $1.055*

June 5, 1998              June 8, 1998            .12            -                       -


*Includes $0.4104 long-term capital gains taxed at a maximum rate of 28%.
The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended September 30, 1998 is $0.025 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 28% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


                                  PART C
                           OTHER INFORMATION
                        NEW PERSPECTIVE FUND, INC.

ITEM 23. EXHIBITS

(a) Previously filed (see Post-Effective Amendment No. 47 filed November 26,
1997).
(b) Previously filed (see Post-Effective Amendment No. 47 filed November 26,
1997).
(c) Previously filed (see Post-Effective Amendment No. 47 filed November 26,
1997).
(d) Previously filed (see Post-Effective Amendment No. 47 filed November 26,
1997).
(e) Previously filed (see Post-Effective Amendment No. 47 filed November 26,
1997).
(f) None.
(g) Previously filed (see Post-Effective Amendment No. 47 filed November 26,
1997).
(h) None.
(i) Not applicable to this filing.
(j) Consent of Independent Auditors.
(k) None.
(l) Previously filed (see Post-Effective Amendment No. 47 filed November 26,
1997).
(m) Previously filed (see Post-Effective Amendment No. 47 filed November 26,
1997).
(n) EX-27 Financial data schedule (EDGAR).
(o) None.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25. INDEMNIFICATION.

Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insures its officers and Trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that

ITEM 25. INDEMNIFICATION (CONTINUED)

he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;
(ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Article VI of the Articles of Incorporation of the fund provides that the fund shall indemnify directors or officers of the fund against certain actions, including expenses incurred except that "[N]othing  ......... shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                                              (2)                 (3)




                  NAME AND PRINCIPAL               POSITIONS AND OFFICES             POSITIONS AND OFFICES

                     BUSINESS ADDRESS                WITH UNDERWRITER                  WITH REGISTRANT



                  David L. Abzug                   Regional Vice President           None

                  27304 Park Vista Road
             Agoura Hills, CA  91301



                  John A. Agar                     Vice President                    None
             1501 N. University, Suite
             227A
             Little Rock, AR  72207



                  Robert B. Aprison                Vice President                    None

                  2983 Bryn Wood Drive

                  Madison, WI  53711



L                William W. Bagnard               Vice President                    None



                  Steven L. Barnes                 Senior Vice President             None

                  5400 Mount Meeker Road

                  Boulder, CO  80301



B                Carl R. Bauer                    Assistant Vice President          None

                  Michelle A. Bergeron             Vice President                    None
             4160 Gateswalk Drive
             Smyrna, GA  30080



                  Joseph T. Blair                  Senior Vice President             None

                  27 Drumlin Road

                  West Simsbury, CT  06092



                  John A. Blanchard                Vice President                    None

                  6421 Aberdeen Road

                  Mission Hills, KS  66208



                  Ian B. Bodell                    Senior Vice President             None

                  P.O. Box 1665

                  Brentwood, TN  37024-1665



                  Michael L. Brethower             Senior Vice President             None

                  2320 North Austin Avenue

                  Georgetown, TX  78626



                  C. Alan Brown                    Regional Vice President           None

 4129 Laclede Avenue

       St. Louis, MO  63108




H                J. Peter Burns                   Vice President                    None



                  Brian C. Casey                   Regional Vice President           None

                  8002 Greentree Road

                  Bethesda, MD  20817



                  Victor C. Cassato                Senior Vice President             None

                  609 W. Littleton Blvd.,
             Suite 310

                  Littleton, CO  80120



                  Christopher J. Cassin            Senior Vice President             None

                  111 W. Chicago Avenue,
             Suite G3

                  Hinsdale, IL  60521



                  Denise M. Cassin                  Vice President                   None

                  1301 Stoney Creek Drive

                  San Ramon, CA  94538



L                Larry P. Clemmensen              Director                          None



L                Kevin G. Clifford                Director, President and Co-Chief Executive Officer   None




                  Ruth M. Collier                  Senior Vice President             None

                  145 West 67th St., #12K

                  New York, NY  10023



S                David Coolbaugh                  Assistant Vice President          None



                  Thomas E. Cournoyer              Vice President                    None

                  2333 Granada Boulevard

                  Coral Gables, FL  33134



                  Douglas A. Critchell             Senior Vice President             None

                  3521 Rittenhouse Street, N.W.

                  Washington, D.C.  20015



L                Carl D. Cutting                  Vice President                    None



                  Daniel J. Delianedis             Regional Vice President           None

                  8689 Braxton Drive

                  Eden Prairie, MN  55347



                  Michael A. Dilella               Vice President                    None

                  P. O. Box 661

                  Ramsey, NJ  07446



                  G. Michael Dill                  Senior Vice President             None
             505 E. Main Street

                  Jenks, OK  74037



                  Kirk D. Dodge                    Senior Vice President             None

                  633 Menlo Avenue, Suite 210

                  Menlo Park, CA  94025



                  Peter J. Doran                   Senior Vice President             None

                  1205 Franklin Avenue

                  Garden City, NY  11530



L                Michael J. Downer                Secretary                         None



                  Robert W. Durbin                 Vice President                    None

                  74 Sunny Lane

                  Tiffin, OH  44883



I                Lloyd G. Edwards                 Senior Vice President             None



L                Paul H. Fieberg                  Senior Vice President             None



                  John Fodor                        Vice President                   None

                  15 Latisquama Road

                  Southborough, MA  01772



L                Mark P. Freeman, Jr.             Director                          None



                  Clyde E. Gardner                 Senior Vice President             None

                  Route 2, Box 3162

                  Osage Beach, MO  65065



B                Evelyn K. Glassford              Vice President                    None



                  Jeffrey J. Greiner               Vice President                    None

                  12210 Taylor Road

                  Plain City, OH  43064

L                Paul G. Haaga, Jr.               Director                          None



B                Mariellen Hamann                 Assistant Vice President          None



                  David E. Harper                  Senior Vice President             None

                  R.D. 1, Box 210, Rte 519

                  Frenchtown, NJ  08825



                  Ronald R. Hulsey                 Vice President                    None

                  6744 Avalon

                  Dallas, TX  75214



                  Robert S. Irish                  Regional Vice President           None

                  1225 Vista Del Mar Drive

                  Delray Beach, FL  33483



L                Robert L. Johansen               Vice President                    None



                  Michael J. Johnston              Director                          None

                  630 Fifth Avenue, 36th
             Floor

                  New York, NY  10111



B                Damien M. Jordan                 Vice President                    None



                  Arthur J. Levine                 Senior Vice President             None

                  12558 Highlands Place

                  Fishers, IN  46038



B                Karl A. Lewis                    Assistant Vice President          None



                  T. Blake Liberty                 Regional Vice President           None

                  5506 East Mineral Lane

                  Littleton, CO  80122



                  Mark Lien                        Regional Vice President           None
             5570 Beechwood Terrace
             West Des Moines, IA  50266

L                Lorin E. Liesy                   Assistant Vice President          None



L                Susan G. Lindgren                Vice President -                  None
                                              Institutional

                                                   Investment Services



LW               Robert W. Lovelace               Director                          None



                  Stephen A. Malbasa               Vice President                    None

                  13405 Lake Shore Blvd.

                  Cleveland, OH  44110



                  Steven M. Markel                 Senior Vice President             None

                  5241 South Race Street

                  Littleton, CO  80121



L                J. Clifton Massar                Director, Senior Vice             None
                                              President



L                E. Lee McClennahan               Senior Vice President             None



L                Jamie R. McCrary                 Assistant Vice President          None



S                John V. McLaughlin               Senior Vice President             None



                  Terry W. McNabb                  Vice President                    None

                  2002 Barrett Station Road

                  St. Louis, MO  63131



L                R. William Melinat               Vice President -                  None
                                              Institutional

                                                   Investment Services



                  David R. Murray                  Vice President                    None

                  60 Briant Drive

                  Sudbury, MA  01776



                  Stephen S. Nelson                Vice President                    None

                  P.O. Box 470528

                  Charlotte, NC  28247-0528



                  William E. Noe                   Regional Vice President           None

                  304 River Oaks Road

                  Brentwood, TN  37027



                  Peter A. Nyhus                   Vice President                    None

                  3084 Wilds Ridge Court

                  Prior Lake, MN  55372

                  Eric P. Olson                    Vice President                    None

                  62 Park Drive

                  Glenview, IL  60025



                  Fredric Phillips                 Senior Vice President             None

                  175 Highland Avenue,
             4th Floor

                  Needham, MA  02494



B                Candance D. Pilgrim              Assistant Vice President          None



                  Carl S. Platou                   Vice President                    None

                  4021 96th Avenue, S.E.

                  Mercer Island, WA  98040



L                John O. Post                     Vice President                    None



S                Richard P. Prior                 Assistant Vice President          None



                  Steven J. Reitman                Senior Vice President             None

                  212 The Lane

                  Hinsdale, IL  60521



                  Brian A. Roberts                  Vice President                   None

                  P.O. Box 472245

                  Charlotte, NC  28247



                  George S. Ross                   Senior Vice President             None

                  55 Madison Avenue

                  Morristown, NJ  07962



L                Julie D. Roth                    Vice President                    None



L                James F. Rothenberg              Director                          None



                  Douglas F. Rowe                  Vice President                    None

                  30008 Oakland Hills Drive

                  Georgetown, TX  78628



                  Christopher S. Rowey             Regional Vice President           None

                  9417 Beverlywood Street

                  Los Angeles, CA  90034



                  Dean B. Rydquist                 Senior Vice President             None

                  1080 Bay Pointe Crossing

                  Alpharetta, GA  30005

                  Richard R. Samson                Senior Vice President             None

                  4604 Glencoe Avenue, #4

                  Marina del Rey, CA  90292



                  Joseph D. Scarpitti              Vice President                    None

                  31465 St. Andrews

                  Westlake, OH  44145



L                R. Michael Shanahan              Director                          None



                  David W. Short                   Director, Chairman of the         None
             1000 RIDC Plaza, Suite 212       Board and Co-Chief Executive
             Pittsburgh, PA  15238            Officer



                  William P. Simon, Jr.            Senior Vice President             None

                  912 Castlehill Lane

                  Devon, PA  91333



L                John C. Smith                    Assistant Vice President -        None
                                              Institutional Investment
                                              Services



                  Rodney G. Smith                  Vice President                    None

                  100 N. Central Expressway
             Suite 1214

                  Richardson, TX  75080



                  Tony Soave                       Regional Vice President           None
             8831 Morning Mist Drive
             Clarkston, MI  48348

                  Nicholas D. Spadaccini           Regional Vice President           None

                  855 Markley Woods Way

                  Cincinnati, OH  45230



L                Kristen J. Spazafumo             Assistant Vice President          None



                  Daniel S. Spradling              Senior Vice President             None

                  181 Second Avenue
             Suite 228

                  San Mateo, CA  94401



B                Max D. Stites                    Vice President                    None



                  Thomas A. Stout                  Regional Vice President           None

                  3919 Whooping Crane Circle
             Virginia Beach, VA  23455





                  Craig R. Strauser                Vice President                    None

                  3 Dover Way

                  Lake Oswego, OR  97034



                  Francis N. Strazzeri             Senior Vice President             None

                  31641 Saddletree Drive

                  Westlake Village, CA
             91361



L                Drew W. Taylor                   Assistant Vice President          None



S                James P. Toomey                   Vice President                   None



I                Christopher E. Trede              Vice President                   None



                  George F. Truesdail              Vice President                    None

                  400 Abbotsford Court

                 Charlotte, NC  28270



                  Scott W. Ursin-Smith             Vice President                    None

                  60 Reedland Woods Way

                  Tiburon, CA  94920



                  Thomas E. Warren                 Regional Vice President           None

                  119 Faubel Street

                  Sarasota, FL  34242



L                J. Kelly Webb                    Senior Vice President,            None
                                              Treasurer



                  Gregory J. Weimer                Vice President                    None

                  206 Hardwood Drive

                  Venetia, PA  15367



B                Timothy W. Weiss                 Director                          None



                  George Wenzel                    Regional Vice President           None
             3406 Shakespeare Drive
             Troy, MI  48084

                  N. Dexter Williams               Senior Vice President             None
             P.O. Box 2200
             Danville, CA  94526



                  Timothy J. Wilson                Vice President                    None

                  113 Farmview Place

                  Venetia, PA  15367



B                Laura L. Wimberly                Vice President                    None



H                Marshall D. Wingo                Director, Senior Vice             None
                                              President



L                Robert L. Winston                Director, Senior Vice             None
                                              President



                  William R. Yost                  Vice President                    None

                  9320 Overlook Trail

                  Eden Prairie, MN  55347



                  Janet M. Young                   Regional Vice President           None

                  1616 Vermont

                  Houston, TX  77006



                  Scott D. Zambon                  Regional Vice President           None

                  320 Robinson Drive

                  Tustin Ranch, CA  92782


__________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 42640 and 5300 Robin Hood Road, Norfolk, VA 23514.

Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 29. MANAGEMENT SERVICES.

  None.

ITEM 30. UNDERTAKINGS.

  n/a

                         SIGNATURE OF REGISTRANT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California on the 25th day of November, 1998.

       NEW PERSPECTIVE FUND, INC.
           By /s/ Walter P. Stern
              Walter P. Stern, Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on November 25, 1998, by the following persons in the capacities indicated.

(1)     Principal Executive Officer:

        /s/ Gina H. Despres                 President and Director
        (Gina H. Despres)
(2)     Principal Financial Officer and
        Principal Accounting Officer:
        /s/ R. Marcia Gould                 Treasurer
        (R. Marcia Gould)
(3)     Directors:
        Elisabeth Allison*                  Director
        Michael R. Bonsignore*              Director
        /s/ Gina H. Despres                 President and Director
        (Gina H. Despres)
        Robert A. Fox*                      Director
        Alan Greenway*                      Director
        Koichi Itoh*                        Director
        William H. Kling*                   Director
        Jon B. Lovelace*                    Vice Chairman and Director
        John G. McDonald*                   Director
        William I. Miller*                  Director
        Kirk P. Pendleton*                  Director
        Donald E. Petersen*                 Director
        James W. Ratzlaff*                  Director
        /s/ Walter P. Stern                 Chairman of the Board
        (Walter P. Stern)


 *By /s/ Vincent P. Corti
  Vincent P. Corti, Attorney-in-Fact

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

        /s/ Michael J. Downer
       (Michael J. Downer)